SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                      TEMPLETON GLOBAL OPPORTUNITIES TRUST
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
      Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:














[GRAPHIC OMITTED]

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

         These materials are for a Meeting of Shareholders scheduled for May 26, 2006 at 12 Noon, Eastern Time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Global Opportunities Trust (the "Trust"). If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR all Proposals.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).

                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.







                      [THIS PAGE INTENTIONALLY LEFT BLANK]










[GRAPHIC OMITTED]


                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                        NOTICE OF MEETING OF SHAREHOLDERS

         A Meeting of Shareholders (the "Meeting") of Templeton Global Opportunities Trust (the "Trust") will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091, on May 26, 2006 at 12 Noon, Eastern Time.

         During the Meeting, shareholders of the Trust will vote on the following Proposals and Sub-Proposals:

          1.To elect a Board of Trustees of the Trust.

          2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

          3. To approve amendments to certain of the Trust's fundamental investment restrictions (includes eight (8) Sub-Proposals):

               (a) To amend the Trust's fundamental investment restriction regarding borrowing.

               (b) To amend the Trust's fundamental investment restriction regarding underwriting.

               (c) To amend the Trust's fundamental investment restriction regarding lending.

               (d) To amend the Trust's fundamental investment restriction regarding investments in real estate.

               (e) To amend the Trust's fundamental investment restriction regarding investments in commodities.

               (f) To amend the Trust's fundamental investment restriction regarding issuing senior securities.

               (g) To amend the Trust's fundamental investment restriction regarding industry concentration.

               (h) To amend the Trust's fundamental investment restrictions regarding diversification of investments.

          4. To approve the elimination of certain of the Trust's fundamental investment restrictions.

                                        By Order of the Board of Trustees,

                                        Robert C. Rosselot
                                        SECRETARY


April __, 2006

PLEASE SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.




                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                         PAGE

Information About Voting

Proposal 1: To Elect a Board of Trustees of the Trust

Proposal 2: To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust

Introduction to Proposals 3 and 4

Proposal 3: To Approve Amendments to Certain of the Trust's Fundamental
            Investment Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3h)

     Sub-Proposal 3a: To amend the Trust's fundamental investment restriction regarding borrowing

     Sub-Proposal 3b: To amend the Trust's fundamental investment restriction regarding underwriting

     Sub-Proposal 3c: To amend the Trust's fundamental investment restriction regarding lending

     Sub-Proposal 3d: To amend the Trust's fundamental investment restriction regarding investments in real estate

     Sub-Proposal 3e: To amend the Trust's fundamental investment restriction regarding investments in commodities

     Sub-Proposal 3f: To amend the Trust's fundamental investment restriction regarding issuing senior securities

     Sub-Proposal 3g: To amend the Trust's fundamental investment restriction regarding industry concentration

     Sub-Proposal 3h: To amend the Trust's fundamental investment restrictions regarding diversification of investments

Proposal 4: To Approve the Elimination of Certain of the Trust's
            Fundamental Investment Restrictions

Additional Information About the Trust



Further Information About Voting and the Meeting

EXHIBITS

Exhibit A--Nominating Committee Charter                                   A-1

Exhibit B--Form of Agreement and Plan of Reorganization between
           Templeton Global Opportunities Trust (a Massachusetts
           business trust) and Templeton Global Opportunities Trust
           (a Delaware statutory trust)                                   B-1

Exhibit C--A Comparison of Governing Documents and State Law              C-1

Exhibit D--Fundamental Investment Restrictions Proposed to be Amended
           or Eliminated                                                  D-1




                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                                 PROXY STATEMENT


?INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

     The Trustees of Templeton Global Opportunities Trust (the "Trust"), in connection with a Meeting of Shareholders of the Trust to be held on May 26, 2006 (the "Meeting"), have requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on April 3, 2006 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Trust is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about April [__], 2006.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     You are being asked to vote on four Proposals:

     1. To elect a Board of Trustees of the Trust;

     2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;

     3. To approve amendments to certain fundamental investment investment restrictions of the Trust (includes eight (8) Sub-Proposals); and

     4. To approve the elimination of certain of the Trust's fundamental investment restrictions.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees unanimously recommend that you vote:

     1. FOR the election of all nominees as Trustees of the Trust;

     2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;

     3. FOR the approval of each of the proposed amendments to certain of the Trust's fundamental investment restrictions; and

     4. FOR the approval of the elimination of certain of the Trust's fundamental investment restrictions.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

         You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

         Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Trustees of the Trust (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Trust's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of the Trust's fundamental investment restrictions (Proposal 4).

MAY I REVOKE MY PROXY?

         You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

         If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

O THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST

HOW ARE NOMINEES SELECTED?

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has a Nominating Committee consisting of Edith E. Holiday (Chairman), Frank J. Crothers, Gordon S. Macklin and Frank A. Olson, none of whom is an "interested person" of the Trust as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees," and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."

         The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Trust's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

         When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

         The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

         The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached to this proxy statement as EXHIBIT A.

WHO ARE THE NOMINEES?

         All of the nominees, except Messrs. Thompson and Wade, are currently members of the Board. Messrs. Charles B. Johnson, Niemiec, Olson, Thompson and Wade and Ms. Holiday are standing for election by shareholders for the first time. An incumbent Interested Trustee recommended Mr. Niemiec and Ms. Holiday, and an incumbent Independent Trustee recommended Messrs. Olson, Thompson and Wade, for consideration as nominees for Trustee. If elected, each nominee shall hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal. In addition, all of the current nominees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds. Among these nominees, Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

         Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately [17.66%] and [14.97%], respectively, of its outstanding shares as of [March] 31, 2006. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles
B. Johnson, Chairman of the Board, Trustee and Vice President of the Trust, and Rupert H. Johnson, Jr., Trustee and Vice President of the Trust, are brothers. There are no other family relationships among any of the nominees for Trustee.

         Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

         Listed below, for the nominees, are their names, ages and addresses, as well as their positions and length of service with the Trust, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominees.



NOMINEES FOR INDEPENDENT TRUSTEE:


                                                       NUMBER OF
                                                      PORTFOLIOS
                                                          IN
                                                       FRANKLIN
                                                       TEMPLETON
                                                      INVESTMENTS
                                                      FUND COMPLEX
                                      LENGTH OF        OVERSEEN BY
NAME, AGE AND ADDRESS      POSITION   TIME SERVED       TRUSTEE*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (73)      Trustee    Since 1992          140           Director, Bar-S Foods
500 East Broward Blvd.                                                  (meat packing company).
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (61)     Trustee    Since 1989           20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Island Corporate Holding Ltd.; Director and Vice Chairman,  Caribbean
Utilities Co. Ltd;  Director,  Provo Power Company Ltd.; and director of various other business and nonprofit  organizations;  and FORMERLY,  Chairman,  Atlantic
Equipment & Power Ltd. (1977-2003).
---------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (73)   Trustee    Since 1992          141           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch
(until 2002) (Consultant (2003)).
---------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (54)      Trustee    Since 1996          136           Director, Amerada Hess
500 East Broward Blvd.                                                  Corporation (exploration
Suite 2100                                                              and refining of oil and
Fort Lauderdale, FL                                                     gas), H.J. Heinz Company
33394-3091                                                              (processed foods and allied
                                                                        products), RTI  International
                                                                        Metals, Inc. (manufacture and
                                                                        distribution of  titanium),
                                                                        Canadian National Railway
                                                                        (railroad) and White
                                                                        Mountains Insurance Group,
                                                                        Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison--United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)     Trustee    Since 1993          140           Director, Martek Biosciences
500 East Broward Blvd.                                                  Corporation, MedImmune, Inc.
Suite 2100                                                              (biotechnology) and Overstock.com
Fort Lauderdale, FL                                                     (Internet services); and
33394-3091                                                              FORMERLY, Director, MCI
                                                                        Communication Corporation
                                                                        (subsequently known as
                                                                        MCI WorldCom, Inc. and
                                                                        WorldCom, Inc.)(communications
                                                                        services) (1988-2002),
                                                                        White Mountains Insurance
                                                                        Group, Ltd. (holding
                                                                        company)(1987-2004) and
                                                                        Spacehab, Inc. (aerospace
                                                                        services)(1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies;  and FORMERLY,  Deputy Chairman,  White Mountains
Insurance Group,  Ltd.  (holding  company)  (2001-2004);  Chairman,  White River
Corporation  (financial  services)  (1993-1998)  and  Hambrecht  &  Quist  Group
(investment  banking)  (1987-1992);  and  President,   National  Association  of
Securities Dealers, Inc. (1970-1987).
---------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (56)      Trustee    Since October        17           Director, Emeritus
500 East Broward Blvd.                2005                              Corporation (assisted
Suite 2100                                                              living).
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor,  Saratoga  Partners  (private equity fund);  Director,  various private companies;  and FORMERLY,  Managing  Director,  Saratoga  Partners  (1998-2001);
Managing  Director,  SBC Warburg Dillon Read (investment  banking)  (1997-1998);
Vice Chairman,  Dillon, Read & Co. Inc.  (investment banking)  (1991-1997);  and
Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
---------------------------------------------------------------------------------------------------
FRANK A. OLSON (73)        Trustee    Since 2003          103           Director, White Mountains
500 East Broward Blvd.                                                  Insurance Group Ltd. (holding
Suite 2100                                                              company), Amerada Hess
Fort Lauderdale, FL                                                     Corporation (exploration
33394-3091                                                              and refining of oil and gas)
                                                                        and Sentient Jet (private
                                                                        jet service); and FORMERLY,
                                                                        Director, Becton Dickinson
                                                                        and Company (medical technology),
                                                                        Cooper Industries, Inc.
                                                                        (electrical products and tools
                                                                        and hardware), Health Net, Inc.
                                                                        (formerly, Foundation Health)
                                                                        (integrated managed care),The
                                                                        Hertz Corporation (car rental),
                                                                        Pacific Southwest Airlines,
                                                                        The RCA  Corporation, Unicom
                                                                        (formerly Commonwealth Edison)
                                                                        and UAL Corporation (airlines).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
---------------------------------------------------------------------------------------------------
LARRY D THOMPSON (60)      Nominee    Not Applicable       16           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior  Vice  President--Government  Affairs,  General  Counsel  and  Secretary,
PepsiCo,  Inc.  (consumer  products);  and FORMERLY,  Director,  Delta  Airlines
(aviation) (2003-2005) and Providian Financial Corp. (1997-2001);  Senior Fellow
of The  Brookings  Institute  (2003-2004);  Visiting  Professor, University  of
Georgia  School of Law (2004); and Deputy Attorney General, U. S. Department of
Justice (2001-2003).
---------------------------------------------------------------------------------------------------
CONSTANTINE D.             Trustee    Since 1989           20           None
 TSERETOPOULOS (52)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
---------------------------------------------------------------------------------------------------
ROBERT E. WADE (60)        Nominee    Not Applicable       25           Director, El Oro and
500 East Broward Blvd.                                                  Exploration Co., p.l.c. and
Suite 2100                                                              ARC  Wireless Solutions, Inc.
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
---------------------------------------------------------------------------------------------------

NOMINEES FOR INTERESTED TRUSTEE:



                                                       NUMBER OF
                                                      PORTFOLIOS
                                                          IN
                                                       FRANKLIN
                                                       TEMPLETON
                                                      INVESTMENTS
                                                      FUND COMPLEX
                                      LENGTH OF        OVERSEEN BY
NAME, AGE AND ADDRESS      POSITION   TIME SERVED       TRUSTEE*        OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (73)  Chairman   Chairman of         140           None
One Franklin Parkway       of the     the Board and
San Mateo, CA              Board and  Trustee since
94403-1906                 Trustee    1995 and
                           Vice       Vice President
                           President  since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board,  Member--Office  of the Chairman and  Director,  Franklin
Resources,  Inc.;  Vice  President,   Franklin  Templeton  Distributors,   Inc.;
Director, Fiduciary Trust Company International;  and officer and/or director or trustee,  as the case may be,  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 42 of the  investment  companies  in Franklin  Templeton
Investments.
---------------------------------------------------------------------------------------------------
**RUPERT H.                Trustee    Trustee since       123           None
  JOHNSON, JR. (65)        and Vice   1993 and
One Franklin Parkway       President  Vice
San Mateo, CA                         President
94403-1906                            since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman,  Member--Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin  Advisers,  Inc.;  Senior Vice President,  Franklin Advisory
Services,  LLC; and officer and/or  director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 45 of the
investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Messrs. Johnson and Johnson are each considered an interested person of the Trust due to their positions as officers and directors and major shareholders of Resources, which is the parent company of the Trust's Investment Manager and distributor, and their position with the Trust.

         The following tables provide the dollar range of the equity securities of the Trust and of all funds overseen by the nominees for Trustee in the Franklin Templeton Investments fund complex beneficially owned by the nominees for Trustee as of December 31, 2005:





NOMINEES FOR INDEPENDENT TRUSTEE:

                                                        AGGREGATE DOLLAR RANG
                                                        OF EQUITY SECURITIES
                                    DOLLAR RANGE        IN ALL FUNDS OVERSEEN
                                     OF  EQUITY          BY THE NOMINEE IN
                                     SECURITIES        THE FRANKLIN TEMPLETON
NAME OF NOMINEE                      IN THE TRUST      INVESTMENTS FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton                  $10,001-$50,000         Over $100,000
Frank J. Crothers                     None                Over $100,000
S. Joseph Fortunato                   None                Over $100,000
Edith E. Holiday                  $10,001-$50,000         Over $100,000
Gordon S. Macklin                     None                Over $100,000
David W. Niemiec                      None                Over $100,000
Frank A. Olson                        None                Over $100,000
Larry D. Thompson                     None                     None
Constantine D. Tseretopoulos      Over $100,000           Over $100,000
Robert E. Wade                        None                Over $100,000

NOMINEES FOR INTERESTED TRUSTEE:

                                                        AGGREGATE DOLLAR RANG
                                                        OF EQUITY SECURITIES
                                    DOLLAR RANGE        IN ALL FUNDS OVERSEEN
                                     OF  EQUITY          BY THE NOMINEE IN
                                     SECURITIES        THE FRANKLIN TEMPLETON
NAME OF NOMINEE                      IN THE TRUST      INVESTMENTS FUND COMPLEX
-------------------------------------------------------------------------------
Charles B. Johnson                 $10,001-$50,000       Over $100,000
Rupert H. Johnson, Jr.                 None              Over $100,000

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

         The role of the Trustees is to provide general oversight of the Trust's business and to ensure that the Trust is operated for the benefit of all shareholders. The Trustees anticipate meeting at least [five] times during the current fiscal year to review the operations of the Trust, and the Trust's investment performance. The Trustees also oversee the services furnished to the Trust by Templeton Investment Counsel, LLC, the Trust's investment manager (the "Investment Manager"), and various other service providers. The Trust currently pays the Independent Trustees an annual retainer of $10,100 and a fee of $400 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

         During the fiscal year ended December 31, 2005, there were six meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each nominee for Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served. The Trust does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings. The Trust did not hold an annual meeting at which trustees were elected during its last fiscal year.

         Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.

         The table below indicates the total fees paid to Independent Trustees by the Trust individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                                                     NUMBER OF
                                                                      BOARDS
                                                   TOTAL              WITHIN
                                                COMPENSATION         FRANKLIN
                                                   FROM             TEMPLETON
                                 AGGREGATE       FRANKLIN          INVESTMENTS
                               COMPENSATION      TEMPLETON         FUND COMPLEX
                                FROM THE        INVESTMENTS       WHICH TRUSTEE
NAME OF TRUSTEE                  TRUST*        FUND COMPLEX**       SERVES***
-------------------------------------------------------------------------------
Harris J. Ashton              $11,733            $404,038              42
Frank J. Crothers              11,778             151,466              14
S. Joseph Fortunato            11,733             406,036              43
Edith E. Holiday               11,733             403,749              41
Gordon S. Macklin              11,333             379,002              42
Fred R. Millsaps****           11,778             225,466               0
David W. Niemiec*****           3,325              42,687              13
Frank A. Olson                 11,778             231,486              29
Larry D. Thompson*****            0                35,187              12
Constantine D. Tseretopoulos   11,778             151,466              14
Robert E. Wade*****               0               220,234              15


-----------------

* Compensation  received  for the  fiscal  year ended  December  31,  2005.

** Compensation received for the calendar year ended December 31, 2005.

*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 47 U.S. registered investment companies, with approximately 153 U.S. based funds or series.

**** Mr. Millsaps retired effective December 31, 2005.

***** Mr. Niemiec was appointed to the Board in October 2005. Messrs. Thompson and Wade, who are nominees for Trustee and were not Trustees of the Trust during the fiscal year ended December 31, 2005.

         Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

         Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, ages and addresses, as well as their positions and length of service with the Trust, and principal occupations during the past five years.

NAME, AGE AND ADDRESS             POSITION               LENGTH OF TIME SERVED
------------------------------------------------------------------------------
CHARLES B. JOHNSON (73)       Chairman of the Board,   Trustee and Chairman of
                              Trustee and  Vice        the Board since 1995 and
                              President                Vice President since
                                                       1992

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles B. Johnson.
------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (65)   Trustee and Vice         Trustee since 1993 and
                              President                Vice President since
                                                       1996

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson, Jr.
------------------------------------------------------------------------------
HARMON E. BURNS (61)          Vice President           Since 1996
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
JEFFREY A. EVERETT (42)       President and Chief      Since October 2005
P.O. Box N-7759               Executive Officer--
Lyford Cay, Nassau, Bahamas  Investment Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
JIMMY D. GAMBILL (58)         Senior Vice President    Since 2002
500 East Broward Blvd.        and Chief Executive
Suite 2100                    Officer--Finance and
Fort Lauderdale, FL           Administration
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
JOHN R. KAY (65)              Vice President           Since 1994
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------
CRAIG S. TYLE (45)            Vice President and       Since October 2005
One Franklin Parkway          Assistant Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-------------------------------------------------------------------------------
BARBARA J. GREEN (58)         Vice President and       Vice President since 2000
One Franklin Parkway          Assistant Secretary      and Assistant Secretary
San Mateo, CA 94403-1906                               since 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton
Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------
DAVID P. GOSS (58)            Vice President and       Since 2000
One Franklin Parkway          Assistant Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------
ROBERT C. ROSSELOT (45)       Secretary                Since 2004
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
GALEN G. VETTER (54)          Chief Financial          Since 2004
500 East Broward Blvd.        Officer and Chief
Suite 2100                    Accounting Officer
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------
GREGORY R. SEWARD (49)        Treasurer                Since 2004
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------
JAMES M. DAVIS (53)           Chief Compliance         Chief Compliance Officer
One Franklin Parkway          Officer and Vice         since 2004 and Vice
San Mateo, CA 94403-1906      President- AML           President - AML
                              Compliance               Compliance since
                                                       February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------


PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR
            THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

         The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "DST Plan"), substantially in the form attached to this Proxy Statement as EXHIBIT B, that would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this Proxy Statement as the "DST Reorganization." To implement the DST Reorganization, the Trustees have approved the DST Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust named "Templeton Global Opportunities Trust" (the "DE Trust").

WHAT WILL THE DST REORGANIZATION MEAN FOR THE TRUST AND ITS SHAREHOLDERS?

         If the DST Plan is approved by shareholders and the DST Reorganization is implemented, the DE Trust would have the same investment objective, policies and restrictions as the Trust (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 3 and 4 in this Proxy Statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust in essentially the same manner as they previously operated the Trust. Thus, on the effective date of the DST Reorganization, you would hold an interest in the DE Trust that is equivalent to your then interest in the Trust. For all practical purposes, a shareholder's investment in the Trust would not change.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE DST PLAN AND THE DST REORGANIZATION?

         The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Agreement and Declaration of Trust ("Declaration of Trust") and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with The Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the Trust has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Trust, are required to file an Officer's Certificate with The Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Trust each time that the Board determines to designate and create additional classes of shares of the Trust or to change or eliminate classes of shares of the Trust. The filings are required to be made because the resolutions constitute amendments to the Trust's Declaration of Trust. Such filings are not required in Delaware.

         Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees.

         Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the DST Plan.

HOW DO THE MASSACHUSETTS BUSINESS TRUST LAW AND THE TRUST'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

         Reorganizing the Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide benefits to the Trust and its shareholders, some of which are discussed above. Most of the funds in Franklin Templeton Investments are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds in Franklin Templeton Investments, including the Board and management of the Trust, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

         Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

         A comparison of the Delaware statutory trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Trust, are included in Exhibit C to this Proxy Statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

         Upon completion of the DST Reorganization, the DE Trust will continue the business of the Trust with the same investment objective and policies as those existing on the date of the DST Reorganization, and will hold the same portfolio of securities previously held by the Trust. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Trust. As the successor to the Trust's operations, the DE Trust will adopt the Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

         The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the DST Reorganization, the DST Plan provides that the Trust will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the Trust, which will then distribute those shares pro rata to you as a shareholder of the Trust. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the Trust on the date of the DST Reorganization. The net asset value of each share of the DE Trust will be the same as that of the Trust on the date of the DST Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Trust that you may have had as of the effective date of the DST Reorganization. As soon as practicable after the date of the DST Reorganization, the Trust will be dissolved and will cease its existence.

         The Trustees may terminate the DST Plan and abandon the DST Reorganization at any time prior to the effective date of the DST Reorganization if they determine that proceeding with the DST Reorganization is inadvisable. If the DST Reorganization is not approved by shareholders of the Trust, or if the Trustees abandon the DST Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the DST Reorganization is approved by shareholders, it is expected to be completed in the fall of 2006.

WHAT EFFECT WILL THE DST REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

         As a result of the DST Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and the Investment Manager. The investment management agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Trust.

WHAT EFFECT WILL THE DST REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

         The DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and Trust accounting services that are substantially identical to the agreements currently in place for the Trust. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Trust.

         As of the effective date of the DST Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Trust. It is anticipated that there will be no material change to the distribution plans as a result of the DST Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE DST PLAN?

         Under the 1940 Act, the shareholders of a mutual fund must elect Trustees and approve the initial investment management agreement for a fund.

         Theoretically, if the DST Plan is approved and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the DST Reorganization. Therefore, the Trustees have determined that approval of the DST Plan also will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Trust who are in office at the time of the DST Reorganization as Trustees of the DE Trust; and (2) a new investment management agreement between the DE Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Trust.

         Prior to the DST Reorganization, if the transaction is approved by shareholders, the officers will cause the Trust, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

         The DE Trust was formed as a Delaware statutory trust on March __, 2006 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into three classes to correspond to the current three classes of shares of the Trust.

         As of the effective date of the DST Reorganization, shares of the respective classes of the Trust and the DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the Trust will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Trust provides for cumulative voting in the election of its Trustees. The DE Trust also will have the same fiscal year as the Trust.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

         Since the DST Reorganization will benefit the Trust and its shareholders, the Board has authorized that the expenses incurred in the DST Reorganization, exclusive of the costs associated with soliciting proxies, shall be paid by the Trust, whether or not the DST Reorganization is approved by shareholders. The costs of soliciting proxies will be borne by the Trust.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

         The DST Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DST Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the Trust. Consummation of the DST Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Trust for the shares of the DE Trust, the transfer of such shares to the shareholders of the Trust, and the dissolution of the Trust pursuant to the DST Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Trust, the DE Trust, or either of their shareholders.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

         A request to sell Trust shares that is received and processed prior to the effective date of the DST Reorganization will be treated as a redemption of shares of the Trust. A request to sell shares that is received and processed after the effective date of the DST Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE DST PLAN?

         By voting "FOR" the DST Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Trust.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2

INTRODUCTION TO PROPOSALS 3 AND 4

         The Trust is subject to a number of fundamental investment restrictions that (1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Trust's fundamental investment restrictions principally to (i) update those current investment restrictions that are more restrictive than is required or are no longer required under the federal securities laws; and (ii) conform the Trust's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (a) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (b) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the SEC or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

         After the Trust was created in 1989, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Trust currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or no longer required at all.

         The Board believes that there are several distinct advantages to revising the Trust's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Trust will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Trust's assets in a changing investment environment will be enhanced because the Trust will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Trust and its service providers to more efficiently and more easily monitor portfolio compliance.

         The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Trust to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have amended their fundamental investment restrictions since 1996, when NSMIA was adopted. The proposed standardized investment restrictions will not affect the Trust's investment goal or its current principal investment strategies. Although the proposed amendments will give the Trust greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Trust, nor does the Board anticipate that the proposed changes in the fundamental investment restrictions will materially change the manner in which the Trust is currently managed and operated. However, the Board, typically upon the recommendation of the Investment Manager, may change or modify the way the Trust is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Trust is managed to take advantage of such increased flexibility, the Trust will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate. If a Sub-Proposal or Proposal 4 is not approved by shareholders, the current fundamental investment restriction(s) to which such Sub-Proposal or Proposal relates will remain in effect.

PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE TRUST'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3H)

         The Trust's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR Eliminated." Shareholders of the Trust are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders of the Trust will be effective for the Trust as of the date of the supplement to the Trust's SAI reflecting such changes to the Trust's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval. The Board of Trustees recommends unanimously a vote "FOR" each Sub-Proposal.

SUB-PROPOSAL 3A: TO AMEND  THE  TRUST'S  FUNDAMENTAL  INVESTMENT  RESTRICTION
                 REGARDING BORROWING.

         The 1940 Act imposes certain limitations on borrowing activities of investment companies. In addition, a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

         Under the 1940 Act, an open-end fund may borrow up to 33? of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE TRUST?

         The Trust's current investment restriction relating to borrowing prohibits the Trust from borrowing, except that the Trust may borrow money from banks in an amount not exceeding 10% of the value of its total assets (not including the amount borrowed). The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, the Trust would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Trust and its shareholders. As a general matter, however,
Section 18 of the 1940 Act limits a fund's borrowings to not more than 33? of the fund's total assets (including the amount borrowed).

         The proposed investment restriction would also permit the Trust to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Trust, together with other funds in Franklin Templeton Investments, permitting the Trust to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). Under the current investment restriction, the Trust is not able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed borrowing restriction would permit the Trust, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Trust would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Trust to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

         Because the proposed borrowing restriction would provide the Trust with additional borrowing flexibility, to the extent that the Trust uses such flexibility, the Trust may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Trust may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

SUB-PROPOSAL 3B: TO AMEND THE TRUST'S  FUNDAMENTAL  INVESTMENT  RESTRICTION
                 REGARDING UNDERWRITING.

         Under the 1940 Act, the Trust's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Trust could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Trust, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Trust may be deemed to be an underwriter of its own securities.

WHAT  EFFECT WILL  AMENDING  THE CURRENT  UNDERWRITING  RESTRICTION  HAVE ON THE
TRUST?

          The Trust's current fundamental investment restriction relating to underwriting prohibits the Trust from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Trust may sell securities that the Trust owns or whether the Trust may sell its own shares in those limited circumstances where the Trust might be deemed to be an underwriter.

          The proposed restriction relating to underwriting is substantially similar to the Trust's current investment restriction by prohibiting the Trust from engaging in underwriting. The proposed investment restriction, however, clarifies that the Trust may re-sell securities that the Trust owns and that it may also sell its own shares.

          It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Trust or affect the way the Trust is currently managed or operated.

         The Trust's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities and purchasing securities on margin and engaging in short sales. The adoption of this Sub-Proposal would result in the separation of the Trust's underwriting restriction from these other fundamental investment restrictions, including the Trust's investment restriction relating to issuing senior securities. (See Sub-Proposal 3f below.) The Trust is proposing to eliminate the restrictions on purchasing securities on margin and engaging in short sales. (See Proposal 4 below.)

SUB-PROPOSAL 3C: TO  AMEND  THE  TRUST'S  FUNDAMENTAL  INVESTMENT  RESTRICTION
                 REGARDING LENDING.

         Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loan" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest (such transactions are commonly known as "repurchase agreements"). If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

         Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Trust enters into lending transactions under these limited circumstances, the Trust will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3f below.)

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE TRUST?

         The Trust's current investment restriction regarding lending prohibits the Trust from loaning money, except that the Trust may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. In addition, the Trust may enter into repurchase agreements and lend its portfolio securities. Although the Trust's current investment restriction permits the purchase of certain debt securities, the Trust is only permitted to purchase publicly distributed debt securities and may not invest in certain types of debt securities sold in private placement transactions, loan participations or engage in direct corporate loans, even if such investments would otherwise be consistent with the Trust's investment goal and policies.

         The proposed fundamental investment restriction provides that the Trust may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Trust with greater flexibility by permitting the Trust to invest in non-publicly distributed debt securities, loan participations and direct corporate loans. To the extent that these investments are illiquid, they are subject to a non-fundamental investment restriction adopted by the Board, consistent with the SEC Staff's current position on illiquid securities, which prohibits the Trust from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction").(1)

         The proposed fundamental investment restriction also provides the Trust with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting the Trust to loan money to other funds in Franklin Templeton Investments. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. Under the current investment restriction, the Trust is not able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed investment restriction would permit the Trust, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Trust would receive if the Trust loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Trust's ability to respond to changes in market, industry or regulatory conditions.

         Because the proposed lending restriction would provide the Trust with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans, the Trust may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the Trust's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

SUB-PROPOSAL 3D: TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN REAL ESTATE.

         Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Trust's current fundamental investment restriction relating to real estate prohibits the Trust from investing in real estate or mortgages on real estate, although the Trust may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

WHAT EFFECT WILL AMENDING THE CURRENT REAL ESTATE RESTRICTION HAVE ON THE TRUST?

         The proposed restriction would permit the Trust to continue to invest in marketable securities secured by real estate or interests therein. In addition, the proposed restriction would expand and clarify the Trust's ability to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and in securities for which there is a limited or no market. The proposed restriction would also permit the Trust to hold and sell real estate acquired by the Trust as a result of owning a security or other instrument.

         Modifying the Trust's real estate restriction may increase the Trust's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent the Trust invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, the Trust will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase the Trust's ability to invest in illiquid securities. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction. As a result, it is not currently intended that the Trust would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

         The Trust's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investing in commodities, other investment companies, and investments in oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Trust's restriction regarding investments in real estate from these other fundamental investment restrictions, including the Trust's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3e below.) The Trust is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas and mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL  3E: TO AMEND THE  TRUST'S  FUNDAMENTAL  INVESTMENT  RESTRICTION
                  REGARDING INVESTMENTS IN COMMODITIES.

         Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

WHAT EFFECT WILL AMENDING THE CURRENT COMMODITIES RESTRICTION HAVE ON THE TRUST?

         The current fundamental investment restriction regarding commodities states that the Trust may not purchase or sell commodity contracts, except stock index futures contracts.

         The proposed fundamental investment restriction relating to commodities clarifies the ability of the Trust to engage in currency and futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Trust is subject to limitations established by the Board regarding the use of futures. Under these limitations, currently the Trust's use of futures contracts is generally limited to bona fide hedging purposes. However, the Trust may buy and sell stock index futures contracts traded on a recognized stock exchange or board of trade for the purpose of hedging the Trust's investments against a decline in value, to implement a tax or cash management strategy, and/or to enhance the Trust's returns. In addition, the Trust will not commit more than 5% of its total assets to initial margin deposits on all futures contracts and any related options and currently intends to limit futures contracts and related options only to the extent that obligations under such contracts and transactions represent no more than 25% of the Trust's total assets. The use of futures contracts can involve substantial risks and, therefore, the Trust would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the limitations established by the Board. It is not currently intended that the Investment Manager would seek to materially change these limitations or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

         The Trust's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, other investment companies, and oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Trust's restriction regarding commodity contracts from these other fundamental investment restrictions, including the Trust's fundamental investment restriction relating to investments in real estate. (See Sub-Proposal 3d above.) The Trust is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas and other mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL  3F:  TO  AMEND  THE  TRUST'S  FUNDAMENTAL  INVESTMENT  RESTRICTION
                   REGARDING ISSUING SENIOR SECURITIES.

         The 1940 Act requires the Trust to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

         SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian's books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

WHAT EFFECT WILL AMENDING THE CURRENT SENIOR SECURITIES RESTRICTION HAVE ON THE TRUST?

         The current fundamental investment restriction relating to issuing senior securities prohibits the Trust from issuing senior securities.

         The proposed restriction would permit the Trust to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Trust may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

         The Trust has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Trust. However, the Trust may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Trust does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Trust may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

         The Trust's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin and engaging in short sales. The adoption of this Sub-Proposal would result in the separation of the Trust's senior securities restriction from these other fundamental investment restrictions, including the Trust's fundamental investment restriction relating to underwriting. (See Sub-Proposal 3b above.) The Trust is proposing to eliminate the restrictions on purchasing securities on margin and engaging in short sales. (See Proposal 4 below.)

SUB-PROPOSAL 3G: TO AMEND THE TRUST'S FUNDAMENTAL  INVESTMENT  RESTRICTION
                 REGARDING INDUSTRY CONCENTRATION.

         Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

WHAT EFFECT WILL AMENDING THE CURRENT INDUSTRY CONCENTRATION RESTRICTION HAVE ON THE TRUST?

         The proposed concentration restriction is substantially the same as the Trust's current restriction, except that (1) it modifies the Trust's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Trust with investment flexibility that ultimately is expected to help the Trust respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

         The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. In addition, if Proposal 4 is approved, then the Trust's current fundamental investment restriction relating to investments in other investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from the Trust's concentration restriction. Even with this modified restriction, however, the Trust would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Trust from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

SUB-PROPOSAL 3H: TO AMEND THE TRUST'S FUNDAMENTAL  INVESTMENT  RESTRICTIONS
                 REGARDING DIVERSIFICATION OF INVESTMENTS.

         The 1940 Act prohibits "diversified" investment companies, like the Trust, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of a fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT DIVERSIFICATION RESTRICTIONS HAVE ON THE TRUST?

         The Trust has fundamental investment restrictions prohibiting (i) investments of more than 5% of the Trust's total assets in securities of any one issuer (exclusive of U.S. government securities) (the "5% limitation"); and (ii) the purchase of more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (the "10% limitation").

         The Trust's current fundamental investment restrictions regarding diversification of investments are more restrictive in several respects than the requirements of the 1940 Act. First, the Trust's current diversification restrictions apply the 5% and 10% limitations to 100% of the Trust's assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, the Trust's current 5% and 10% limitations do not exclude securities of other investment companies, and the 10% limitation does not exclude U.S. government securities, as permitted by the 1940 Act. Finally, the Trust's current 10% limitation applies to any class of securities, not solely voting securities, as provided by the 1940 Act.

         The proposed fundamental investment restriction regarding diversification follows the 5% and 10% limitations set forth in the 1940 Act. In addition, the proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). The proposed investment restriction regarding diversification, together with the proposed elimination of the Trust's current fundamental investment restriction prohibiting investments in other investment companies (discussed in Proposal 4 below), would permit the Trust to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Trust, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments. In conjunction with the Cash Sweep Order, the funds in Franklin Templeton Investments received a no-action letter from the Staff of the SEC allowing such funds that are diversified to treat an investment in unregistered money market funds as an investment in the securities of investment companies for purposes of the 1940 Act's diversification requirements (the "1999 Letter"). Amending the Trust's current investment restrictions regarding diversification and eliminating the Trust's current investment restriction regarding investments in other investment companies (discussed in Proposal 4 below) would enable the Trust to take advantage of the investment opportunities presented by the Cash Sweep Order and the 1999 Letter.

         The proposed fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Trust with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. Other than permitting the Trust to take advantage of the Cash Sweep Order and the 1999 Letter, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Trust is managed.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 3A-3H.

PROPOSAL 4: TO APPROVE  THE  ELIMINATION  OF CERTAIN OF THE TRUST'S  FUNDAMENTAL
            INVESTMENT RESTRICTIONS.

         The Trust's existing fundamental investment restrictions, including those recommended to be eliminated, are detailed in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." If the Trust's shareholders approve Proposal 4, the elimination of such investment restrictions of the Trust will be effective as of the date of the supplement to the Trust's SAI reflecting such elimination of certain of the Trust's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval.

WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE TRUST?

         Certain of the Trust's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other investment companies; (2) purchasing securities on margin and engaging in short sales; (3) pledging, mortgaging or hypothecating assets; and (4) participation in joint trading accounts. In addition, the Trust's fundamental investment restriction relating to illiquid and restricted securities does not represent current SEC Staff positions, and the Trust's investments in such securities are effectively limited by the Trust's non-fundamental Illiquid Securities Restriction.

         The other fundamental investment restrictions of the Trust were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law. As a result, the Trust is no longer legally required to adopt or maintain investment restrictions relating to (1) investments in oil and gas programs; (2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

         Accordingly, the Investment Manager has recommended, and the Board has determined, that these ten restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Trust will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable the Trust to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Trust's shareholders as it will provide the Trust with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Trust's assets in a changing investment environment.

WHICH TEN (10) RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE TRUST ELIMINATE?

         The Trust currently is subject to ten Restrictions that are proposed to be eliminated. The exact language of the Restrictions has been included in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED."

         OIL AND GAS PROGRAMS

         The Trust has a fundamental investment restriction that prohibits the Trust from investing in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Trust's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been preempted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

         INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Trust's current fundamental investment restriction prohibits the Trust from investing in other open-end investment companies or, as an operating policy approved by the Board, investing in closed-end investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

         Upon elimination of this restriction, the Trust would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Trust's ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Trust has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Trust may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating the Trust's current restriction on investments in other investment companies would enable the Trust to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3h above), because it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

         MANAGEMENT OWNERSHIP OF SECURITIES

         The Trust's current fundamental investment restriction prohibits the Trust from investing in companies in which certain affiliated persons of the Trust have an ownership interest. This restriction was based on state law provisions that have been preempted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Trust. Therefore, the Board is recommending that the restriction be eliminated.

         INVESTING FOR PURPOSES OF EXERCISING CONTROL

         The 1940 Act does not require, and applicable state law no longer requires, that the Trust adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Because the Trust, as a diversified investment company, is already subject to certain limitations with respect to how much of a single issuer's voting securities it may acquire (and, if approved by shareholders, would be subject to the amended fundamental investment restriction regarding diversification of investments described in Sub-Proposal 3h above), the Board is recommending that this restriction be eliminated.

         PURCHASING SECURITIES ON MARGIN AND ENGAGING IN SHORT SALES

         The 1940 Act does not require the Trust to adopt a fundamental investment restriction regarding purchasing on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3f above). The Trust's current fundamental investment restriction prohibits the Trust from (1) purchasing securities on margin except that the Trust may make margin payments in connection with futures, certain options, forward contracts and currency transactions; and (2) engaging in short sales of securities.

         Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Trust to purchase securities on margin and engage in short sales. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to the Trust at this time.

         PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS

         The Trust's current fundamental investment restriction prohibits the Trust from pledging, mortgaging or hypothecating its assets for any purpose, except to secure borrowings and then only to an extent not greater than 15% of the Trust's total assets. The current investment restriction further provides that arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets. This fundamental investment restriction is not required by the federal securities laws or any SEC interpretation thereof. Accordingly the Board proposes that this fundamental investment restriction be eliminated.

         THREE YEARS OF CONTINUOUS OPERATION

         The Trust's current fundamental investment restriction relating to investments in newer companies limits the Trust's ability to invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws that have been preempted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

         WARRANTS

         The Trust's fundamental investment restriction relating to warrants limits the Trust's investments in warrants to 5% of its total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of the Trust's total assets which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. The Trust's fundamental investment restriction on warrants was based on state securities laws that have since been preempted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

         ILLIQUID AND RESTRICTED SECURITIES

         The fundamental investment restriction on illiquid and restricted securities prohibits the Trust from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the Trust. The current fundamental investment restriction further provides that assets used as cover for over-the-counter options written by the Trust are considered not readily marketable. With some exceptions, "restricted securities" generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale. To the extent that a restricted security is not readily marketable at a price that is approximately equal to the value placed on such assets by the Trust, these types of securities may be considered illiquid. Because the Board has determined to adopt the non-fundamental Illiquid Securities Restriction which, consistent with the SEC Staff's current position on illiquid securities, prohibits the Trust from investing more than 15% of its net assets in illiquid securities, the Board is recommending that the Trust's current fundamental investment restriction relating to illiquid and restricted securities be eliminated.

         The Trust remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities. As a result of the proposed elimination of the Trust's current fundamental investment restriction that relates to illiquid and restricted securities, the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, the Trust is already prohibited from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable. In addition, the liquidity of assets used as cover for the over-the-counter options written by the Trust will be determined in accordance with any rules or interpretations that may be adopted or issued by the SEC from time to time. The Board is therefore recommending that the current fundamental investment restriction relating to illiquid and restricted securities be eliminated.

         JOINT TRADING ACCOUNTS

         The Trust's fundamental investment restriction relating to joint trading accounts prohibits the Trust's participation on a joint or a joint and several basis in any trading account in securities. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

     WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

         The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Trust at this time. If this Proposal 4 is approved, the Trust will continue to be subject to the limitations of the 1940 Act, or any rule, SEC Staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, the Trust does not currently intend to change its present investment practices as a result of eliminating the Restrictions, except to the extent that the Trust would take advantage of the Cash Sweep Order or invest in other money market funds for cash management purposes.
                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4.

ADDITIONAL INFORMATION ABOUT THE TRUST

         THE INVESTMENT MANAGER. The Investment Manager of the Trust is Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement, TICL manages the investment and reinvestment of the Trust's assets. TICL is an indirect, wholly owned subsidiary of Resources.

         THE ADMINISTRATOR. The administrator of the Trust is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Trust.

         THE UNDERWRITER. The underwriter for the Trust is Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

         THE TRANSFER AGENT. The transfer agent and shareholder servicing agent for the Trust is Franklin Templeton Investor, LLC 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

         THE CUSTODIAN. The custodian for the Trust is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

         PENDING LITIGATION. On August 2, 2004, Resources announced that Franklin Advisers, Inc. ("Advisers") (adviser to many of the funds within
Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in
accordance  with  a  plan  to  be  developed  by  an  independent   distribution
consultant.

         Resources, certain of its subsidiaries and certain funds, current and formerofficers, employees, and directors/trustees have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Resources. subsidiaries, allegedly resulting in market timing activity.

         The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings regarding market timing, each as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds, including the Trust, or Resources. To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

         Resources previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Resources' website at franklintempleton.com under "Statement on Current Industry Issues."

         OTHER MATTERS. The Trust's last audited financial statements and annual report for the fiscal year ended December 31, 2005, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

         SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

         PRINCIPAL SHAREHOLDERS. As of April 3, 2006, the outstanding shares and classes of the Trust were as follows:

                     CLASS                NUMBER OF SHARES OUTSTANDING

 Class A
 Class B
 Class C

         From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of April 3, 2006, the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Trust were:

                                                              PERCENTAGE OF
                                  AMOUNT AND NATURE            OUTSTANDING
                                    OF BENEFICIAL             SHARES OF THE
NAME AND ADDRESS   SHARE CLASS        OWNERSHIP                 CLASS (%)
------------------------------------------------------------------------------

         In addition, to the knowledge of the Trust's management, as of April 3, 2006, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

         CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Trust's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will be given to the Board for review and consideration.

     AUDIT COMMITTEE

         AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's Audit Committee is responsible for the appointment, compensation and retention of the Trust's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Trust's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is currently comprised of Messrs. Crothers, Niemiec, Olson (Chairman) and Tseretopoulos, all of whom are Independent Trustees.

         SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $23,215 for the fiscal year ended December 31, 2005 and $23,000 for the fiscal year ended December 31, 2004.

         AUDIT-RELATED FEES. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust's financial statements and not reported under "Audit Fees" above.

         In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The fees for these services were $0 for the fiscal year ended December 31, 2005 and $48,579 for the fiscal year ended December 31, 2004. The services for which these fees were paid included attestation services.

         TAX FEES. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Trust for the fiscal year ended December 31, 2005 or for the fiscal year ended December 31, 2004.

         In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The fees for these tax services were $19,591 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004. The tax services for which these fees were paid included tax compliance and advice.

         ALL OTHER FEES. The aggregate fees paid for products and services provided by PwC to the Trust, other than the services reported above, were $0 for the fiscal year ended December 31, 2005 and $280 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

         In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The aggregate fees paid to PwC for such other services and not reported above were $4,500 for the Trust's fiscal year ended December 31, 2005 and $159,720 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

         AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Trust and to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust were $_____ and $_____, respectively, for the fiscal year ended December 31, 2005 and $_____ and $_____, respectively, for the fiscal year ended December 31, 2004.

         The Audit Committee has determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust is compatible with maintaining PwC's independence.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

     FURTHER INFORMATION ABOUT VOTING AND THE MEETING

         SOLICITATION OF PROXIES. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust has engaged The Altman Group, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an estimated cost of approximately $17,000 to $33,000, including out-of-pocket expenses. The
Trust expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Trust does not receive your proxy by a certain time you may receive a telephone call from The Altman Group, proxy soliciting agent, asking you to vote. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

         VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that broker-dealers may vote on Proposal 1, Election of a Board of Trustees, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

         QUORUM. Holders of a majority of the outstanding shares of the Trust, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

         METHOD OF TABULATION. Proposal 1, to elect a Board of Trustees, requires the affirmative vote of a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at the Meeting at which a quorum is present. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, Proposal 3, to approve amendments to certain of the Trust's fundamental investment restrictions (including eight (8) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Trust's fundamental investment restrictions, each require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Trust; or (ii) 67% or more of the outstanding shares of the Trust present at the Meeting, if the holders of more than 50% of the Trust's outstanding shares are present or represented by proxy.

         Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1 and will have the effect of a vote "against" Proposals 2, 3 and 4.

         SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as a meeting of shareholders of Templeton Global Investment Trust. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

         ADJOURNMENT. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, or by the Chairperson of the Board, the president of the Trust or other authorized officer of the Trust. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with Massachusetts business trust law and the Trust's By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC's proxy rules.

         SHAREHOLDER PROPOSALS. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

         Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                        By Order of the Board of Trustees,

                                        Robert C. Rosselot
                                        SECRETARY

April__, 2006







                                    Exhibit A

                          NOMINATING COMMITTEE CHARTER

I. THE COMMITTEE.

          The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II. BOARD NOMINATIONS AND FUNCTIONS.

          1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial or family relationships with investment managers or service providers.

          2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

          3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

          4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. COMMITTEE NOMINATIONS AND FUNCTIONS.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.  OTHER POWERS AND RESPONSIBILITIES.

     1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

     2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

     3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

     4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

     5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                 ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.



                                    Exhibit B

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                  This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ________, 2006 by and between TEMPLETON GLOBAL OPPORTUNITIES TRUST, a Massachusetts business trust (the "Trust"), and TEMPLETON GLOBAL OPPORTUNITIES TRUST, a Delaware statutory trust (the "DE Trust") (the Trust and the DE Trust are hereinafter collectively referred to as the "parties").

                  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

          1. PLAN OF REORGANIZATION.

                  (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Trust will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Trust's then-existing assets (the "Assets"). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Trust, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Trust in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, without par value, of the Trust outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Trust shall distribute to the Trust's shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Trustees of the Trust (the "Board of Trustees") authorizing the transactions contemplated by this Agreement.

                  (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the DE Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the Trust at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the Trust. On the Effective Date of the Reorganization, each certificate representing shares of a class of the Trust will be deemed to represent the same number of shares of the corresponding class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Trust, the shares of the DE Trust held by such shareholders shall be cancelled. Each shareholder of the Trust will have the right to deliver their share certificates of the Trust to the DE Trust in exchange for share certificates of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

                  (c) As soon as practicable after the Effective Date of the Reorganization, the Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Trust.

                  (d) The expenses of entering into and carrying out this Agreement will be borne by the Trust to the extent not paid by its investment manager.

          2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

                  The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Trust; and (ii) the issuance and delivery of the DE Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization"). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the Trust's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

          3. CONDITIONS PRECEDENT.

                  The obligations of the Trust and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                  (b) (i) One or more post-effective amendments to the Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Trust to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of The Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust, the DE Trust or the shareholders of the Trust or the DE Trust;

                  (d) The Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that (i) the DE Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement has been duly executed and delivered by the DE Trust and is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

                  (e) The DE Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Trust is duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts; (ii) the Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite trust action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms;

                  (f) The shares of the DE Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Trust are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

                  (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the Trust;

                  (h) The shareholders of the Trust shall have voted to direct the Trust to vote, and the Trust shall have voted, as sole shareholder of each class of the Trust, to:

                           (1) Elect as Trustees of the Trust the following
individuals: Messrs. Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Charles B. Johnson, Rupert H. Johnson, Jr., Gordon S. Macklin, David. W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretoupoulos and Robert E. Wade and Ms. Edith E. Holiday; and

                           (2)  Approve an Investment Management Agreement
between Templeton Investment Counsel, LLC ("TIC") and the DE Trust which is substantially identical to the then-current Investment Management Agreement between TIC and the Trust;

                  (i) The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

                           (1) Approval of the Investment Management Agreement
described in paragraph (h)(2) of this Section 3 between TIC and the DE Trust;

                           (2)  Approval of the assignment to the DE Trust of
the Custody Agreement dated January 18, 1990, as amended to date, between The Chase Manhattan Bank, N.A. (now JP Morgan Chase Bank), and the Trust;

                           (3)  Selection of PricewaterhouseCoopers LLP as the
DE Trust's independent auditors for the fiscal year ending December 31, 2006;

                           (4)  Approval of a Fund Administration Agreement
between the DE Trust and Franklin Templeton Services, LLC;

                           (5)  Approval of a Distribution Agreement between
the DE Trust and Franklin/Templeton Distributors, Inc.;

                           (6)  Approval of a Form of Dealer Agreement
between the DE Trust and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, [dated May 15, 1998];

                           (7)  Approval of the following Distribution Plans by
the DE Trust pursuant to Rule 12b-1 under the 1940 Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to Rule 12b-1; and (c) Class C Distribution Plan pursuant to Rule 12b-1;

                           (8) Approval of the Multiple Class Plan pursuant to
Rule 18f-3;

                           (9) Approval of a Transfer Agent and Shareholder
Services Agreement between the DE Trust and Franklin Templeton Investor Services, LLC;

                           (10) Authorization of the issuance by the DE Trust,
prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the DE Trust to the Trust in consideration for the payment of $1.00 for each such share for the purpose of enabling the Trust to vote on the matters referred to in paragraph (h) of this Section 3;

                           (11) Submission of the matters referred to in
paragraph (h) of this Section 3 to the Trust as sole shareholder of each class of the DE Trust; and

                           (12)  Authorization of the issuance and delivery by
the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Trust in exchange for the Assets of the Trust pursuant to the terms and provisions of this Agreement.

                  At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Trust under this Agreement.

          4. DISSOLUTION OF THE TRUST.

                  Promptly following the consummation of the distribution of each class of shares of the DE Trust to holders of the corresponding class of shares of the Trust under this Agreement, the officers of the Trust shall take all steps necessary under Massachusetts law to dissolve its business trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from The Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of a Certificate of Termination.

          5. TERMINATION.

                  The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

          6. ENTIRE AGREEMENT.

                  This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

          7. FURTHER ASSURANCES; OTHER AGREEMENTS.

                  The Trust and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

                  The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Trust and is not executed or made by the officers or Trustees of the Trust individually, but only as officers and Trustees under the Trust's Declaration of Trust, and that the obligations of the Trust hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but bind only the estate of the Trust.

          8. COUNTERPARTS.

                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          9. GOVERNING LAW.

                  This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the Trust and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                         TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                           (a Massachusetts business trust)
Attest:

By /s/                                    By /s/____________________________
      ---------------------------
     Name:                                      Name:
     Title:                                     Title:

                                         TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                            (a Delaware statutory trust)
Attest:

By /s/                                    By /s/
      -------------------------------       ----------------------------------
     Name:                                  Name:
     Title:                                 Title:



                                    Exhibit C

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A COMPARISON OF:

                 THE LAW GOVERNING DELAWARE STATUTORY TRUSTS AND
          THE CHARTER DOCUMENTS OF TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                 UNDER SUCH LAW

                                      WITH

               THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
          THE CHARTER DOCUMENTS OF TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                 UNDER SUCH LAW





                DELAWARE STATUTORY TRUST                                 MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------

GOVERNING       A Delaware statutory trust (a "DST") is formed           A Massachusetts business trust (an "MBT") is
DOCUMENTS/      by a governing instrument and the filing of a            created by filing a declaration of trust with
GOVERNING       certificate of trust with the Delaware Secretary         the Secretary of the Commonwealth of Massachusetts
BODY            of State ("Secretary of State").  The Delaware           and with the clerk of every city or town in
                las governing a DST is referred to in this               Massachusetts where the MBI has a place of
                analysis as the "Delaware Act."                          business.

                A DST is an unincorporated association organized         An MBT is an unincorporated association organized
                under the Delaware Act whose operations are              under the Massachusetts statute governing business
                governed by its governing instrument (which              trusts (the "Massachusetts  Statute") and is
                may consist of one or more instruments). Its             considered to be a hybrid, having characteristics of
                business and affairs are managed by or under the         both corporations and common law trusts.  An MBT's
                direction of one or more trustees (referred to           operationss are governed by a trust instrument and
                herein as the "trustees" or the "board of                by-laws. The business and affairs of an MBT are
                trustees").                                              managed by or under the direction of a board of
                                                                         trustees (referred to herein as the "trustees" or
                                                                         the "board of trustees").

                If a DST is, becomes, or will become prior to            MBTs are also granted a significant amount of
                or within 180 days following its first issuance          organizational and operational flexibility. The
                of beneficial interests, a registered investment         Massachusetts Statute is silent on most of the salient
                company under the Investment Company Act of 1940,        features of MBTs, thereby allowing the trustees
                as amended (the "1940 Act"), such DST is not             of the MBT to freely structure the MBT. The
                required to have a trustee who is a resident of          Massachusetts Statute does not specify what information
                Delaware or who has a principal place of                 must be contained in the declaration of trust, nor does
                business in Delaware provided that notice that           it require a registered office or agent for service of
                the DST is or will become an investment company          process in Massachusetts.
                is set forth in the DST's certificate of trust
                and the DST has a registered office and a
                registered agent for service of process in
                Delaware.

                The governing instrument for the DST, Templeton          The governing instrument for the MBT, Templeton
                Global Opportunities Trust (the "DE Trust"), is          Global Opportunities Trust (the "Trust") is
                comprised of an agreement and declaration of trust       comprised of an Amended and Restated Declaration of
                ("DE Declaration") and by-laws ("DE By-Laws").           Trust ("MA Declaration") and by-laws ("MA By-Laws").
                The DE Trust's governing body is a the board of          The Trust's governing body is a board of trustees.
                trustees.

                Each trustee of the DE Trust shall hold office           The MA Declaration provides that, except in the event
                for the lifetime of the DE Trust or until such           of resignationor removal (as described below), each
                trustee's earlier death, resignation, removal,           trustee shall hold office until the next meeting of
                retirement or inability otherwise to serve, or,          shareholders and until his successor is elected and
                if sooner than any such events, until the next           qualified.
                meeting of shareholders called for the purpose of
                electing trustees or consent of shareholders in
                lieu thereof for the election of trustees, and
                until the election and qualification of his or
                her successor.




                       DELAWARE BUSINESS TRUST                             MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------
DESIGNATION     Under the Delaware Act, the ownership interests          Under the Massachusetts Statute, the ownership
OF OWNERSHIP    in a DST are denominated as "beneficial interest"        interests in an MBT are denominated as "beneficial
SHARES OR       and are held by "beneficial owners." However,            interests" and are held by "beneficial owners."
INTERESTS       there is flexibility as to how a governing instrument    However, there is flexibility as to how a governing
                refers to "beneficial interests" and "beneficial         instrument refers to "beneficial interests" and
                owners" and the governing instrument may identify        "beneficial owners" and the governing instrument may
                "beneficial interests" and "beneficial owners" as        identify "beneficial interests" and "beneficial owners"
                "shares" and "shareholders," respectively.               as "shares" and "shareholders," respectively.

                The Trust's beneficial interests, without par value,     The Trust's shares of beneficial interests, par value
                are designated as "shares" and its beneficial owners     $0.01 per share, are designated as "shares" and its
                are designated as "shareholders." This analysis          beneficial owners are designated as "shareholders." This
                will use the "share" and "shareholder" terminolodgy.     analysis will use the "share" and "shareholder"
                                                                         terminology.

SERIES AND      Under the Delaware Act, the governing instrument         The Massachusetts Statute is largely silent as to any
CLASSES         may provide for classes, groups or series of shares,     requirements for the creation of such series or classes
                or shareholders, having such relative rights,            of shares, although the trust documents  creating an MBT
                powers and duties as set forth in the governing          may provide methods or authority to create such series or
                instrument. Such classes, groups or series may be        classes without seeking shareholder  approval.
                created in the DST's governing instrument or
                otherwise in the manner provided in the governing
                instrument.  No state filing is necessary and,
                unless required by the governing instrument,
                shareholder  approval is not needed. Except to the
                extent otherwise provided in the governing
                instrument of a DST, where the DST is a registered
                investment company under the 1940 Act, any class,
                group or series of shares established by the governing
                instrument shall be a class, group or series
                preferred as to distributions or dividends over all
                other classes, groups or series with respect to
                assets specificially allocated to such class, group
                or series as comptemplated by Section 18 (or any
                amendment or successor provision) of the 1940 Act
                and any regulations issued thereunder.

                The DE Declaration authorizes the board of trustees      The MA Declaration authorizes an unlimited number of
                to divide the Trust's shares into two or more            shares, which may be further divided into separate
                classes of shares, and into separate and distinct        series or classes.  The MA Declaration also provides that
                series and to divide a series into separate classes      the trustees, in their discretion, may authorize the




                       DELAWARE BUSINESS TRUST                             MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------
                of shares in accordance with the 1940 Act. Such series   division of shares into two or more series and into tow or
                and classes will have the rights, powers and duties      more classes, and the different series or classes shall be
                set forth in the DE Declaration unless otherwise         established and designated, and the variations in the
                provided in the resolutions of the board of trustees     relative rights and preferences as between the different
                with respect to such series or class. The board of       series or classes shall be fixed and determined by the
                trustees, on behalf of the DE Trust, may acquire and     trustees, provided that all shares shall be identical
                hold as treasury shares, reissue for such                except that there may be variations so fixed and
                reconsideration and on such terms as it may              determined (a) between different series as to investment
                determine, or cancel, at its discretion from time to     objective, purchase price, allocation of expenses, right
                time, any shares reacquired by the DE Trust. The         of redemption, special and relative rights as to dividends
                board of trustees may classify or reclassify any         and on liquidation, conversion rights, and conditions
                unissued shaers or any shares of the Trust or any        under which the several series shall have separate
                series or class, that were previously issued and are     voting rights, and (b) between the different classes as to
                reacquired, into one or more series or classes           allocation of expenses, right of redemtion, special and
                that may be established and designed from time to        relative rights as to dividends and on liquidation,
                time.                                                    conversion rights, and conditions under which the several
                                                                         classes shall have separate voting rights. The trustees
                                                                         may classify or reclassify any unissued shares or any
                                                                         shares previously issued and reacquired of any series or
                                                                         class into one or more other series or into one or more
                                                                         other classes that may be established and designated
                                                                         from time to time. The trustees may hold as treasury shares
                                                                         (of the same or some other series or class), reissue for
                                                                         such consideration and on such terms as they may
                                                                         determine, or cancel any shares of any series or class
                                                                         reacquired by the Trust at their discretion from time to
                                                                         time.

                The DE Delcaration provides that the establishment       The MA Declaration provides that the establishment and
                and designation of any series or class shall be          designation of any series or class shall be effective
                effective, without the requirement of shareholders       upon the executive by a majority of the then trustees of
                approval, upon the adoption of a resolution by           an instrument setting forth such establishment and
                not less than a majority of the then board of            designation and the relative rights and preferences of
                trustees, which resolution shall set forth such          such series or class, as the case may be, or as other-
                establishment and designation and may provide, to        wise provided in such instrument.
                the extent permitted by the Delaware Act, for
                rights, powers and duties of such series or class
                (including variations in the relative rights and
                preferences as between the different series and
                classes) otherwise than as provided in the DE
                Delaration. The board of trustees has approved
                resolutions that provide the shareholders of each
                class of the DE Trust with the same conversion
                rights, and subject to the same conditions of
                conversion, as the shareholders of the corres-
                ponding classes of the Trust.

                ASSETS AND LIABILITIES                                   ASSETS AND LIABILITIES
                The DE Declaration also provides that each series        The Massachusetts Statute does not contain statutory
                of the DE Trust shall be separate and distinct from      provisions addressing series or class liability with
                any other series of the DE Trust, shall maintain         respect to a multiple series or class investment



                       DELAWARE BUSINESS TRUST                             MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------
                separate and distince records on the books of the        company.  Therefore, unless otherwise provided in the
                DE Trust, and shall hold and account for the assets      declaration of trust for an MBT,  the debts, liabilities,
                and liabilities belonging to any such series             obligations and expenses incurred, contracted for or
                separately from the assets and liabilities of the        otherwise existing with respect to a particular series or
                DE Trust or any other series. Each class of the DE       class may be enforceable against the assets of the MBT
                Trust shall be separated and distinct from any other     generally.
                class of the Trust, and each class of a series shall
                be separated and distinct from any other class of the    The MA Declaration provides that all consideration
                series. If any assets or liabilities are not readily     received by the Trust for the issue or sale of shares of a
                identifiable as assets or liabilities of a               particular series, together with all assets in which such
                particular series, then the board of trustees, or        consideration is invested or reinvested, all income,
                an appropriate officer as determined by the board of     earnings, profits and proceeds thereof, including any
                trustees, shall allocate such assets or liabilities      proceeds derived from the sale, exchange or liquidiation
                to, between or among any one or more of the series       of such assets, and any funds or payments derived from
                in such manner and on such basis as the board of         any reinvestmet of such proceeds in whatever form the same
                trustees, in its sole discretion, deems fair and         may be, shall irrevocably belong to that series for all
                equitable. Each such allocation by or under the          purposes, subject only to the rights of creditors of such
                direction of the board of trustees shall be              series and except as may otherwise be required by
                conclusive and binding upon the shareholders of          applicable tax laws, and shall be so recorded upon the
                all series for all purposes. Liabilities, debts,         books of account of the Trust. In the event that there are
                obligations, costs, charges, reserves and expenses       assets, income, earnings, profits, and proceeds thereof,
                related to the distribution of, and other identified     funds, or payments which are not readily identifiable as
                expenses that should or may properly be allocated        belonging to any particular series, the trustees shall
                to, the shares of a particular class may be charged      allocate them among any one or more of the series
                to and borne solely by such class. The bearing of        established and designated from time to time in such
                expenses solely by a particular class of shares may      manner and on such basis as the trustees, in their sole
                be appropriately reflected (in a manner deteremined      discretion, deem fair and equitable. Each such allocation
                by the board of trustees), and may affect the net        by the trustees shall be conclusive and binding upon the
                asset value attributable to, and the dividend,           shareholders of all series for all purposes. The assets
                redemption and liquidation rights of, such class.        belonging to each particular series shall be charged with
                Each allocation of liabilities, debts, obligations,      the liabilities of the Trust in respect of that series and
                costs, charges, reserves and expenses by or under        all expenses, costs, charges and reserves attributable to
                the direction of the board of trustees shall be          that series and any general liabilities, expenses, costs.
                conclusive and binding upon the shareholders of all      charges or reserves of the Trust which are not readily
                classes for all purposes.                                identifiable as belonging to any particular series shall
                                                                         be allocated and charged by the trustees to and among
                                                                         any one or more of the series, in such manner and on such
                                                                         basis as the trustees, in their sole discretion, deem fair and equitable and no series shall be liable to any person
                                                                         except for its allocated share. Liabilities, expenses,
                                                                         costs, charges and reserves related to the distribution of, and other identified expenses that should properly be
                                                                         allocated to the shares of a particular class may be






                       DELAWARE BUSINESS TRUST                             MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                                         charged to and borne solely by such class. Each allocation of liabilities, expenses, costs, charges and reserves by
                                                                         the trustees shall be conclusive and binding upon share-
                                                                         holders of all series and all classes for all purposes.
                                                                         The assets of a particular series of the Trust shall,
                                                                         under no circumstances be charged with liabilities
                                                                         attributable to any other series of the Trust. All
                                                                         persons extendind credit to, contracting with, or having
                                                                         any claim against a particular series of the Trust shall
                                                                         look only to the assets of that particular series for
                                                                         payment of such credit, contract or claim. No holder of
                                                                         shares of any series shall have any claim on or right to
                                                                         any assets allocated or belonging to any other series.

                DIVIDENDS AND DISTRIBUTIONS                             DIVIDENDS AND DISTRIBUTIONS
                The DE Declaration provides that no dividend or         The MA Declaration provides that each holder of
                distribution including, without limitation, any         shares of a series shall be entitled to receive
                distribution paid upon dissolution of the Trust or      his pro rata share of distributions of income and
                of any series with respect to, nor any redemption       capital gains made with respect to such series.
                of, the shares of any series or class of such           The MA Declaration also provides that the trustees
                series shall be effected by the Trust other than        shall from time to time distribute ratably among
                from the assets held with respect to such series,       the shareholders of a series such proportion of
                nor, except as specifically provided in the DE          the net profits, surplus (including paid-in
                Declaration, shall any shareholder of any               surplus), capital or assets of such series as the
                particular series otherwise have any right or           trustees may deem proper.  Such distributions may
                claim against the assets held with respect to any       be made in cash or property (including without
                other series or the Trust generally except, in the      limitation any type of obligations of such series
                case of a right or claim against the assets held        or any assets thereof), and the trustees may
                with respect to any other series, to the extent         distribute ratably among the shareholders
                that such shareholder has such a right or claim         additional shares of such series issuable as
                under the DE Declaration as a shareholder of such       provided in the MA Declaration in such manner, at
                other series.  The shareholders of the Trust or         such times, and on such terms as the trustees may
                any series or class, if any, shall be entitled to       deem proper.  The trustees may always retain from
                receive dividends and distributions when, if and        the net profits such amount as they may deem
                as declared by the board of trustees, provided          necessary to pay the debts or expenses of the
                that with respect to classes, such dividends and        series or to meet obligations of the series, or as
                distributions shall comply with the 1940 Act.  The      they may deem desirable to use in the conduct of
                right of shareholders to receive dividends or           its affairs or to retain for future requirements
                other distributions on shares of any class may be       or extensions of the business.
                set forth in a plan adopted by the board of
                trustees and amended from time to time pursuant to
                the 1940 Act.

                No share shall have any priority or preference over any other share of the same series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such series made pursuant to the provisions of the DE
                Declaration; provided however, that if the shares of a series are divided into classes, no share of a particular class shall have any priority or preference over any other share of the same class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such series made pursuant to the provisions of the DE
                Declaration. All dividends and distributions shall be made ratably among all shareholders of the Trust or a particular series from the property of the Trust held with respect to the Trust or such series, respectively, according to the number of shares of the Trust or such



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------
                series held of record by such shareholders on the record
                date for any dividend or distribution; provided however,
                that if the shares of the DE Trust or of a series are
                divided into classes, all dividends and distributions from the property of the Trust and, if applicable, held with
                respect to such series shall be distributed to each class
                thereof according to the net asset value computed for such class and within such particular class, shall be
                distributed ratably to the shareholders of such class
                according to the number of shares of such class held of
                record by such shareholder[SHAREHOLDERS] on the record
                date for any dividend or distribution.

                Dividends and distributions may be paid in cash, kind or in shares of the Trust. Before payment of any dividend there may be set aside out of any funds of the DE Trust, or the applicable series, available for dividends such sum or sums as the board of trustees may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the DE Trust, or any series, or for such other lawful purpose as the board of trustees shall deem to be in the best interests of the DE Trust, or the applicable series, as the case may be, and the board of trustees may abolish any such reserve in the manner in which the reserve was created.


AMENDMENTS TO   The Delaware Act provides broad flexibility as           The Massachusetts Statute provides broad
GOVERNING       to the manner of amending and/or restating the           flexibility as to the manner of amending and/or
DOCUMENTS       governing instrument of a DST. Amendments to             restating the governing instrument of an MBT.
                the DE Declaration that do not change the                The Massachusetts Statute provides that the
                information in the DST's certificate of trust            trustees shall, within thirty (30) days after
                are not required to be filed with the                    the adoption of any amendment to the declaration
                Secretary of State.                                      of trust, file a copy with the Secretary of the
                                                                         Commonwealth of Massachusetts and with the clerk of
                                                                         every city or town in Massachusetts where the trust has
                                                                         a usual place of business.

                DECLARATION OF TRUST                                     DECLARATION OF TRUST
                The DE Declaration may be restated and/or amended        The MA Declaration may be amended by a vote of the holders
                at any time by a written instrument signed by            of a majority of the shares outstanding and entitled to
                a majority of the board of trustees and, if              vote or by an instrument in writing, without a meeting,
                required by the DE Declaration, the 1940 Act or          signed by a majority of the trustees and consented to by
                any securities exchange on which shares are              the holders of a majority of the shares outstanding
                listed for trading, by approval of such amendment        and entitled to vote.
                by the shareholders, by the affirmative "vote of a
                majority of the outstanding voting securities"           The trustees may amend the MA Declaration, at any time and
                (as defined in the 1940 Act) of theTrust entitled to     from time to time, in such manner as the trustees may
                vote at a shareholders' meeting at which a quorum is     determine, in their sole discretion, without the need for
                present, subject to Article III, Section 6 of the        shareholder action, so as to add, delete, replace or
                the DE Declaration relating to voting by series          otherwise modify any provisions relating to the shares of
                and classes.                                             of the Trust  if the trustees determine that such action
                                                                         is "consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act or other applicable law,"





                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                                         including, but not limited to: (1) creating one or more
                                                                         series of shares with such rights and preferences and
                                                                         such eligibility requirements for investment therein as
                                                                         the trustees shall determine and reclassifying outstanding shares as shares of particular series in accordance with
                                                                         such eligibility requirements; (2) amending the series
                                                                         designation section of the MA Declaration; (3) combining
                                                                         one or more series of shares into a single series, upon
                                                                         approval of the outstanding shares of the affected sereis, and on  such terms and conditions as the trsutees shall
                                                                         determine; (4) changing or eliminating any eligibility
                                                                         requirements for investment in shares of any series,
                                                                         including without limitation, to provide for the issue of
                                                                         shares of any series in connection with any merger or
                                                                         consolidation of the Trust with another trust or company
                                                                         or any acquisition by the Trust of part or all of the
                                                                         assets of another trust or investment company; (5)
                                                                         changing the designation of any series of shares; (6)
                                                                         changing the method of allocating dividends among various
                                                                         series of shares; (7) allocating any specific assets or
                                                                         liabilities of the Trust or any specific items of income
                                                                         or expense of the Trust to one or more series or classes
                                                                         of shares; and (8) specifically allocating assets to any
                                                                         or all series of shares of creating one or more additional series of shares which are preferred over all other series of shares in respect of assets specifically allocated
                                                                         thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the
                                                                         investment and reinvestment of any assets so allocated or
                                                                         otherwise and provide for any special voting or other
                                                                         rights with respect to such series.

                                                                         The trustees may also amend the MA Declaration without
                                                                         the vote or consent of shareholders to change the name
                                                                         of the Trust, to supply any omission, to cure, correct
                                                                         or supplement any ambiguous, defective or inconsistent
                                                                         provision hereof, or if they deem it necessary to conform
                                                                         the MA Declaration to the requirements of applicable
                                                                         federal laws or regulations.

                                                                         The MA Declaration also provides that no amendment to the
                                                                         MA Declaration may be made that would change any rights
                                                                         with respect to any shares of the Trust by reducing the
                                                                         amount paable thereon upon liquidation of the Trust or by
                                                                         diminishing or eliminating any voting rights




                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         pertaining thereto, except with the vote or consent of the holders of two-thrids of the shares outstanding and
                                                                         entitled to vote, or by such other vote as may be
                                                                         established by the trustees with respect to any series of
                                                                         shares. The MA Declaration further provides that nothing
                                                                         contained therein shall permit the amendement of the MA
                                                                         Declaration to impair the exemption from personal
                                                                         liability of the shareholders, trustees, officers,
                                                                         employees and agents of the Trust or to permit assessments upon shareholders.

                BY-LAWS                                                  BY-LAWS
                The DE By-Laws may be amended, restated or repealed      The MA By-Laws may be altered, amended, repealed, or new
                or new by-Laws may be adopted by the  affirmative vote   by-laws may be adopted, by (a) the vote of a majority of
                of a majority of the shares entitled to vote.  The       the shares  outstanding and entitled to vote, or  (b) the
                DE By-Laws may also be amended, restated or repealed     board of trustees, however, that no MA By-LAw may be
                or new by-Laws may be adopted by the board of trustees   amended, adopted or repealed by the trustees if such
                by the vote of the board of trustees as set forth in     amendment, adoption ore repeal requires, pursuant to law,
                DE Declaration.                                          the MA Declaration or the MA By-Laws, a vote of
                                                                         shareholders.

                CERTIFICATE OF TRUST
                Pursuant to the DE Declaration, amendments and/or restatements of the certificate of trust shall be made at any time by the board of trustees, without approval of the shareholders, to correct any inaccuracy contained therein. Any such amendments and/or restatements of the certificate of trust must be executed by at least one
                (1) trustee and filed with the Secretary of State in order to become effective.

PREEMPTIVE      Under the Delaware Act, a governing instrument may       The Massachusetts Statute contain no specific provision
RIGHTS          contain any provision relating to the rights, duties     with respect to the rights, duties and obligations of
REDEMPTION      and obligations of the shareholders. Unless other-       shareholders.
OF SHARES       wise provided in the governing instrument, a
                shareholder shall have no preemptive right to
                subscribe to any additional issue of shares or
                another interest in a DST.

                The Declaration provides that no shareholder shall       The MA Declaration provides that the shares of the Trust
                have any preemptive or other right to subscribe for      do not entitle the holder thereof to preference,
                new or additional authorized, but unissued shares or     preemptive, appraisal, conversion or exchange rights,
                other securities issued by the Trust or any series       except as the trustees may determine with respect to any
                thereof.                                                 series or class of shares.

                Unless otherwise provided in the Trust's prospectus      All shares are redeemable at the redemption price deter-
                relating to the outstanding shares, as such              mined in the manner set forth in the MA Declaration.
                prospectus may be amended from time to time, the         Payment for such shares may be made in cash or in property
                Trust shall purchase the outstanding shares offered      of the relevant series of the Trust to the shareholder of
                 by any shareholder for redemption upon such             of record at such time and in the manner not inconsistent



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                shareholder's compliance  with the procedures set        with the 1940 Act or other applicable laws, as may be
                forth in the DE Declaration and/or such other            specified in the Trust's then effective registration
                procedures as the board  of trustees may from time       statement or prospectus. The Trust may repurchase shares
                to time authorize. The DE Trust shall pay the net        by agreement with the owner and has the right at any
                asset value for such shares, subject to certain          time to redeem shares of any shareholder  pursuant to
                reductions for fees and sales charges, in accordance     applicable law, subject to terms and conditions approved
                with the DE Declaration, the DE By-Laws, the 1940 Act    by the trustees.  To meet federal tax requirements, the
                and other applicable law.  The DE Trust's payments       trustees may, as they deem equitable, call for
                for such shares shall be made in cash, but may, at       redemption by a shareholder of any number of shares and
                the option of the board of trustees or an authorized     refuse to transfer or issue shares to any person.
                officer, be made in kind or partially in cash and
                partially in kind.  In addition, at the option of the
                board of trustees, the DE Trust may, from time to
                time, without the vote of the shareholders, but subject
                to the 1940 Act, redeem outstanding shares or authorize
                the closing of any shareholder account, subject to
                such conditions as may be established from time to
                time by the board of trustees.

DISSOLUTION     The Trust shall be dissolved upon the first to occur     The MA Declaration provides that the Trust or any series
AND             of the following: (i) upon the vote of the holders       of the Trust may be terminated by the affirmative vote of
TERMINATION     of not less than a majority of the outstanding shares    the holders of not less than two-thirds of the shares
EVENTS          of the Trust entitled to vote; (ii) at the               outstanding and entitled to vote at any meeting of
                discretion of the board of trustees either (A) at        shareholders or by an instrument in writing,without a
                any time there are no shares outstanding of the          meeting, signed by a majority of the trustees and
                Trust or (B) upon at least thirty (30) days' prior       consented to by the holders of not less than two-thrids of
                written notice to the shareholders of the Trust; (iii)   such shares, or by other vote as may be established by
                upon the occurrence of a dissolution or                  the trustees with respect to any series of shares.
                termination event pursuant to any provision of the
                DE Declaration, including the merger or consolidation
                of the DE Trust into another entity; or (iv) upon the
                occurrence of a  dissolution or termination event
                pursuant to any provision of the Delaware Act.

                A particular series shall be dissolved upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the outstanding shares of that series entitled to vote; (ii) at the discretion of the board of trustees either (A) at any time there are no shares outstanding of that series or (B) upon at least thirty (30)days' prior written notice to the shareholders of the series; (iii) upon any occurence of a dissolution or termination event pursuant to any other provision of the DE
                Declaration; or (iv) upon any event that causes the dissolution of the Trust.

                A particular class shall be terminated upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board of trustees either (A) at any time there are no shares outstanding of that class (B) upon at least thirty (30) days' prior written notice to the shareholders of the class.



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------------

LIQUIDATION     Under the Delaware Act, a DST that has dissolved         The Massachusetts Statute does not specific provisions
UPON            shall first pay or make reasonable provision to          with respect to the liquidation upon dissolution or
DISSOLUTION     pay all known claims and obligations, including          termination of an MBT.
OR              those that are contingent, conditional and
TERMINATION     unmatured, and all known claims and obligations for
                which the claimant is unknown. Any remaining assets
                shall be distributed to the shareholders or as
                otherwise provided in the governing instrument.

                Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

                The DE Declaration provides that any remaining assets    The MA Declaration provides that, upon termination of the
                (including, without limitation, cash securities or       Trust or any series of the Trust: (i) the Trust or series
                any combination thereof) of the dissolved DE Trust       of the Trust shall carry on no business except for the
                and/or each series thereof (or the particular            purpose of winding up its affairs; (ii) the trustees shall
                dissolved series, as the case may be) shall be           proceed to wind up the affairs of the Trust and all of the
                distributed to the shareholders of the Trust             powers of the trustees under the MA Declaration shall
                and/or each series thereof (or the particular            continue until the affairs of the Trust shall have been
                dissolved series, as the case may be) ratably            wound up, including the power to fulfill or discharge the
                according to the number of outstanding shares            contracts of the trustees on behalf of the Trust or any
                of the Trust and/or such series thereof (or the          series of the Trust, collect its assets, sell convey,
                particular dissolved series, as the case may be) held    assign, exchange, transfer or otherwise dispose of all or
                of record by the several shareholders on the date for    part of the remaining property of the Trust or property of
                such dissolution distribution; provided, however, that   the series of the Trust to one or more persons at public
                if the outstanding shares of the Trust or a series       or private sale for consideration which may consist in
                are divided into classes, any remaining assets held      whole or inpart of cash, securities or other property of
                with respect to the Trust or such series, as             any kind, discharge or pay its liabilities, and to do all
                applicable, shall be distributed to each class of        other acts appropriate to liquidate it business; provided
                the Trust or such  series according to the net asset     that any sale, conveyance, assignment, exchange, transfer
                value computed for such class and within such            or other disposition of all or substantially all the
                particular class, shall be distributed ratably to        property of the Trust shall require shareholder approval
                the shareholders of such class according to the          in accordance with the MA Declaration; and (iii) after
                number of outstanding shares of such class held of       paying or adequately providing for the payment of all
                record by the several shareholders on the date for       liabilities, and upon receipt of such releases,
                such dissolution distribution.                           indemnities and refunding agreements, as they deem
                                                                         necessary for their protection, the trustees may distribute the remaining property of the Trust, in cash or in kind or partly each, among the shareholders according to their
                                                                         respective rights. The MA Declaration further provides
                                                                         that, after termination of the Trust or any series of the
                                                                         Trust and distribution to the shareholders as therein



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         provided, a majority of the trustees shall execute and
                                                                         lodge among the records of the Trust or the series of the
                                                                         Trust an instrument in writing setting forth the fact of
                                                                         such termination, and the trustees shall thereupon be
                                                                         discharged from all further liabilities and duties
                                                                         thereunder, and the rights and interest of all
                                                                         shareholders shall thereupon cease.


VOTING RIGHTS   Under the Delaware Act, the governing instrument may     The Massachusetts Statute does not contain a specific
MEETINGS,       set forth any provision relating to trustee and          provision with respect to voting rights of the
NOTICE,         shareholder voting rights, including the withholding     shareholders of an MBT.
QUORUM,         of such rights from certain trustees or shareholders.
RECORD DATES    If voting rights are granted, the governing
AND PROXIES     instrument may contain any provision relating to
                meetings, notice requirements, written consents,
                record dates, quorum requirements, voting by proxy
                and any other matter pertaining to the exercise of
                voting rights. The governing instrument may also
                provide for the establishment of record dates for
                allocations and distributions by the DST.

                ONE VOTE PER SHARE                                       ONE VOTE PER SHARE
                Subject to Article III of the DE Declaration relating    The MA Declaration provides that shareholders are entitled
                to voting by series and classes, the DE Declaration      to one vote for each full share, and each fractional share
                provides that each outstanding share is entitled to      shall be entitled to a proportionate fractional vote.
                one vote and each outstanding fractional share is
                entitled  to a fractional vote.

                VOTING BY SERIES OR CLASS                                VOTING BY SERIES OR CLASS
                In addition, the DE Declaration provides that all        The MA Declaration provides that in conjunction  with the
                shares of the Trust entitled to vote on a matter         establishment of any series or class of shares, the
                shall vote on the matter, separately by series and,      trustees may establish conditions under which the several
                if applicable, by class, PROVIDED THAT: (1) where the    series or classes shall have separate voting rights or no
                1940 Act requires, or (2) to the extent permitted and    voting rights. In the instrument that establishes and
                not required by the 1940 Act, where any provision        designates the series of the Trust, the trustees have
                of the DE Declaration requires, or (3) to the extent     specified that shareholders of the Trust shall vote
                permitted and not required by the 1940 Act and the DE    together as a single class on any matter, except to the
                Declaration, where the board of trustees determines (A)  required by the 1940 Act, or when the trustees have
                that all outstanding shares of the Trust to be voted     determined that the matter affects at the present time or
                in the aggregate without differentiation between  the    in the future only the interest of shareholders of a
                separate series or classes, then all of the Trust's      particular class of shares, in which case only the share-
                outstanding shares shall vote in the aggregate; and      holders of such class shall be entitled to vote theron.
                (B) that with respect to any matter affects only the
                interests of some but not all series or classes, then
                only the shareholders of such affected series or
                classes shall be entitled to vote on the matter.

                SHAREHOLDERS' MEETINGS                                   SHAREHOLDERS' MEETINGS
                The Delaware Act does not mandate annual shareholders'   The Massachusetts Statutedoes not mandate annual
                meetings.                                                shareholders' meetings.

                The DE By-Laws authorize the calling of a                An annual shareholders' meeting is not required either by
                shareholders' meeting (i) when deemed necessary or       the MA Declaration or the MA By-Laws.




                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                desirable by the board of trustees; or (ii) to the       Meetings of the Shareholders shall be held as provided in
                extent permitted by the 1940 Act, by the chairperson     the MA Declaration and the MA By-Laws at such place
                of the board of trustees, or at the request of holders   within or without the Commonwealth of Massachusetts as the
                of 10% of the outstanding shares if such shareholders    trustees shall designate.
                pay the reasonably estimated cost of preparing and
                mailing the notice thereof, for the purpose of           The MA Declaration further provides that a meeting for the
                electing trustees. However, no meeting may be called     purpose of considering the removal of a person serving as
                at the request of shareholders to consider any matter    a trustee shall be called by the trustees if requested in
                that is substantially the same as a matter voted upon    writing to do so by the holders of not less than 10% of
                at a shareholders' meeting held during the preceding     the outstanding shares of the Trust.
                twelve (12) months, unless requested by holders of a
                majority of all outstanding shares entitled to vote
                at such meeting.

                The DE By-Laws provide that notice oa any meeting        The MA By-Laws further provide that notice of all meetings
                of shareholders shall be given to each shareholder       of shareholders, stating the time, place and purpose of
                entitled to vote at such meeting in accordance with      the meeting, shall be given by the trustees by mail to
                with the DE By-Laws not less than then (10) nor          each shareholder at his address as recorded on the
                more than one hundred and twenty (120) days before       registered of the Trust, mailed at least ten (10) days and
                the date of the meeting. The notice shall specify        not more than sixty (60) days before the meeting. Only the
                (i) the place, date and hour of the meeting, and         business stated in the notice of the meeting shall be
                (ii) the general nature of the business to be            considered at such meeting. Any adjourned meeting may be
                transacted and to the extent required by the  1940       held as adjourned without further notice. No notice need
                Act, the purpose or purposes thereof. If any notice      be given to any shareholder who shall have failed to
                addressed to a shareholder, at the address on            inform the Trust of his current address or if a written
                record with the Trust, is returned to the Trust          waiver of notice, executed before or after the meeting by
                marked to indicate the notice cannot be delivered        the shareholder or his authorized attorney, is filed with
                at that address, all future notices or reports           the records of the meeting.
                shall be deemed to have been duly given without
                further mailing, or substantial equivalent
                thereof, if such notices shall be available to the
                shareholder at the offices of the Trust.

                RECORD DATES                                             RECORD DATES
                As se forth above, the Delaware Act authorizes the       The Massachusetts Statute does not contain a specific
                governing instrument of a DST to set forth any           provision that addresses the record dates of meetings of
                provision relating to record dates.                      shareholders of an MBT.

                In order to determine the shareholders entitled to       The MA By-Laws provide that, for the purpose of determining
                notice of, and to vote at, a shareholders' meeting,      the shareholders who are entitled to notice of and to vote
                the DE Declaration authorizes the board of trustees      at any meeting, or to participate in any distribution, or
                to fix a record date. The record date may not            for the purpose of any other action, the trustees may from
                precede the date on which it is fixed by the board       time to time to close the transfer books for such period,
                of trustees and it may not be more than one hundred      not exceeding thirty (30) days, as the trustees may
                and twenty (120) days, nor less than ten (10) days,      determine; or without closing the transfer books the
                before the date of such shareholders' meeting.           trustees may fix a date not more than ninety (90) days
                                                                         prior to the date of any meeting of shareholders or
                In order to determine the shareholders entitled to       distribution or other action as a recrod date for the
                vote on any action without a meeting, the DE             determinations of the persons to be treated as share-
                Declaration authorizes the board of trustees to fix      holders of record for such purposes, subject to the
                a record date. The record date may not precede the       provisions of the MA Declaration.
                date on which it is fixed by the board of trustees
                nor may it be more than thirty (30) days after the


                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                date on which it is fixed by the board of trustees.

                Pursuant to the DE Declaration, if the board of trustees does not fix a record date in a manner described above: (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the close of business on the day next preceding the date on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining share-holders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action action by the board of trustees has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (ii) when prior action of the board of trustees has been taken, shall be at the close of business on the day on which the board of trustees adopts the resolution taking such prior action.

                In order to determine the shareholders of the Trust or any series or class thereof entitled to receive payment of a dividend or any other distribution of assets of the Trust or any series or class thereof
                (other than in connection with a merger, consolidation, conversion, or reorganization, which is governed by other provisions of the DE Declaration) the DE
                Declaration authorizes the board of trustees to (i) fix a record date, which may not precede the date on which it is fixed by the board nor may it be more than sixty days before the date such dividend or distribution is to be paid; (ii) to adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or distribution; and/or
                (iii) to delegate to an appropriate officer or officers the determination of such periodic record and/or payment dates for such dividends and/or distributions. The board may set different record dates for different series or classes.

                QUORUM FOR SHAREHOLDERS' MEETING                         QUORUM FOR SHAREHOLDERS' MEETING
                To transact business at a shareholders' meeting the      The MA By-Laws provide that a majority of the outstanding
                DE Declaration provides that a majority of the shares    shares present, in person or by proxy shall constitute a
                entitled to vote at the meeting, which are person in     quorum at a shareholders' meeting.
                person or represented by proxy, shall constitute a
                quorum at such meeting, except when a larger quorum
                is required by the DE Declaration, the DE By-Laws,
                applicable law or any securities exchange on which
                such shares are listed for trading, in which case such
                quorum shall comply with such requirements. When a
                separate vote by one or more series or classes is



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                required, a majoriety of the shares of each such s
                eries or clss entitled to vote at a shareholders'
                meeting of such series or class, which are present in
                person or represented by proxy, shall constitute a
                quorum at the meeting of such series or class,
                except when a larger quorum is required by the DE
                Declaration, the DE By-Laws, applicable law or the
                requirements of any securities exchange on which
                shares of such series or class are listed for trading,
                in which case such quorum shall comply with such
                requirements.

                SHAREHOLDER VOTE                                         SHAREHOLDER VOTE
                The Declaration provides that, subject to any            The MA Declaration provides that shareholders shall
                provision of the DE Declaration, the DE By-Laws,         have the power to vote only (i) for the election of
                the 1940 Act or other applicable law that requires       trustees, (ii)  with respect to any investment advisory
                a different vote: (i) in all matters other than          agreements; (iii) with respect to the termination of
                the election of trustees, the affirmative "vote of       the Trust; (iv) with respect to any amendments of the MA
                a majority of the outstanding voting securities" (as     Declaration to the extent provided in the MA Declaration;
                defined in the 1940 Act) of the DE Trust entitled        (v) with respect to any mergers, consolidations or sale of
                to vote at a shareholders' meeting at which a quorum     assets; (vi) with respect to the incorporation of the
                is present, shall be the act of the shareholders;        Trust; (vii) to the same extent as the stockholders of a
                and (ii) trustees shall be elected by a plurality        Massachusetts business corporation as to whether or not
                of the votes cast of the holders of outstanding shares   a court action, proceeding or claim should or should not
                entitled to vote present in person or represented        be brought or maintained derivatively or as a class action
                by proxy at a shareholders' meeting at which a quorum    on behalf of the Trust or any series or class therof or
                is present.  Pursuant to the DE Declaration,  where a    the shareholders; (viii) with respect to such additional
                separate vote by series and, if applicable, by           matters relating to the Trust as may be required by the
                classes is required, the preceding sentence shall        MA Declaration, the MA By-LAws or any registration of the
                apply to such separate votes by series and classes.      Trust as an investment company under the 1940 Act or as
                                                                         the trustees may consider necessary or desirable.

                SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS                SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS
                Pursuant to the DE Declaration, the board of            The MA Declaration also provides that the Trust may merge
                trustees, by vote of a majority of the                  or consolidate with any other corporation, association,
                trustees, may cause the merger, consolidation,          trust or other organization or may sell, lease or exchange
                conversion, share exchange or reorganization            all or substantially  all of the property of the Trust,
                of the Trust, or the conversion, share exchange or      including its good will, upon such terms and conditions and
                reorganization of any series of the Trust, without      for such consideration when and as authorized at any
                without the vote of the shareholders of the Trust       meeting of shareholders called for the purpose by the
                or such series, as applicable, unless such vote is      affirmative vote of the holders of two-thirds of the shares
                required by the 1940 Act; provided however, that        outstanding and entitled to vote, or by an instrument or
                the board of trustees shall provide 30 days' prior      instruments in writing without a meeting, consented to by
                written notice to the shareholders of the Trust         the holders of two-thirds of such shares, or by such other
                or such series, as applicable, of such merger,          vote as may be established by the trustees with respect to
                consolidation,  conversion, share exchange or           any series of shares; provided, however, that, if such
                                                                        merger, consolidation, sale, lease or exchange is
                                                                        recommended by the trustees, the vote or written consent of the holders of a majority of shares outstanding and entitled to vote (ad defined in the 1940 Act), or by such other vote




                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                                                                        or written consent as may be established by the trustees
                                                                        with respect to any series of shares, shall be sufficient
                                                                        authorization; and any such merger, consolidation, sale,
                                                                        lease or exchange shall be deemed for all purposes to
                                                                        have been accomplished under and pursuant to the statutes
                                                                        of the Commonwealth of Massachusetts.

                                                                        The MA Declaration provides that, with the approval of the holders of of a majority of the shares outstanding and
                                                                        entitled to vote (as defined in the 1940 Act), or by such
                                                                        other voteas may be established by the trustees with respect to any series of shares,the trustees may cause to be
                                                                        organizaed or assisted in organizing a corporation or
                                                                        corporations under the laws of any jurisdiction or any
                                                                        other trust, partnership, association or other organization to take over all of the property of the Trust or to carry
                                                                        on any business in which the Trust shall directly or
                                                                        indirectly have any interest, and to sell, convey and
                                                                        transfer the Trust property to any such corporation, trust, association or organization in exchange for the shares or
                                                                        securities thereof or otherwise, and to lend money to,
                                                                        subscribe for the shares or securieis of, and enter into
                                                                        any contracts with any such corporation, trust,
                                                                        partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest.
                                                                        The trustees may also cause a merger or consolidation
                                                                        between the Trust or any successor thereto and any such
                                                                        corporation, trust, partnership, association or other
                                                                        organization if and to the extent permitted by law, as
                                                                        provided under the law then in effect. The MA Declaration
                                                                        also provides that nothing contained therein shall be
                                                                        construed as requiring approval of shareholders for the
                                                                        trustees to organize or assist in organizing one or more
                                                                        corporations, trusts, partnerships, associations or other
                                                                        organizations and selling, cnveying or transferring a
                                                                        portion of the trust property to such organization or
                                                                        entities.

                CUMULATIVE VOTING                                       CUMULATIVE VOTING
                The Declaration provides that shareholders are          The MA Declaration provides that there shall be no
                not entitled to cumulate their votes in the             cumulative voting int the election of trustees.
                election of Trustees or on any other matter.

                PROXIES                                                 PROXIES
                Under the Delaware Act, unless otherwise provided       The Massachusetts Statue does not contain specific
                in the governing instrument of a DST, on any            provisions with respect to the shareholders of an MBT
                matter that is to be voted on by the trustees or        voting by proxy.
                the shareholders, the trustees or shareholders (as
                applicable) may bote in person or by proxy and such
                proxy may be granted in writing, by means of
                electronic transmission" (as defined in the
                Delaware Act) or as otherwise permitted by




                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                applicable law. Under the Delaware Act, the term
                "electronic transmission: is defined as any form
                of communication not directly involving the
                physical transmission of paper that creates a
                record that may be retained, retrieved and
                reviewed by a recipient thereof and that may be
                directly reproduced in paper form by such a
                recipent through an automated process.

                The DE By-Laws permit a shareholder to authorize        The MA By-Laws provide that, at any meeting of
                another person to act as proxy by the following         shareholders, any holder of shares entitled to vote
                methods: execution of a written instrument that         thereat may vote by proxy, provided that not proxy shall be
                is filed with the secretary of the DE Trust or by       voted at any meeting unless it shall have been placed on
                "electronic transmission" (as defined in the            file with the secretary, or with such other officer or
                Delaware Act), telephonic, computerized,                agent of the Trust as the secretary may direct, for
                telecommunications or other reasonable                  vertification prior to the time at  which such vote shall
                alternative to the execution of a written               be taken.  Proxies may be solicited in the name of one or
                instrument. Unless a proxy expressly provides           more trustees or one or more of the officers of the Trust.
                otherwise, it is not valid more than eleven months
                after its date. In addition, the DE By-Laws provide
                that the revocability of a proxy that states on its
                face that it is irrevocable shall be governed by
                the provisions of the General Corporation Law
                of the State of Delaware.


                ACTION BY WRITTEN CONSENT                               ACTION BY WRITTEN CONSENT
                Under the Delaware Act, unless otherwise provided       The Massachusetts Statute does not contain specific
                in the governing instrument of a DST, on any matter     provisions with respect to action taken by written
                that is to be voted on by the trustees or the           consent of the shareholders or the trustees of an MBT.
                shareholders, such action may be taken without a
                meeting, without prior notice and without a vote
                if a written consent(s), setting forth the action
                taken, is signed by the trustees or shareholders (as
                applicable) having not less than the minimum
                number of votes that would be necessary to take such
                action at a meeting at which all trustees or interests
                in the DST (as applicable) entitled to vote on such
                action wee present and voted.  Unless otherwise
                provided in the governing instrument, a consent
                transmitted by "electronic transmission" (as
                defined in the Delaware Act) by a trustee or share-
                holder (as applicable) or by a person authorized to
                act for a trustee or shareholder (as applicable)
                will be deemed to be written and signed for this
                purpose.

                SHAREHOLDERS. The DE Delcaration authorizes share-      SHAREHOLDERS. The MA By-Laws provide that any action which
                holders to take any action without a meeting and        may be taken by shareholders may be taken without a meeting
                without prior notice if written consents setting        if a majority of shareholders entitled to vote on the
                forth the action taken are signed by the holders        matter (or such larger proportion thereof as shall be
                of all outstanding shares entitled to vote on that      required by law, the MA Declaration or the MA By-Laws for
                action.  A cosent transmitted by "electronic            approval of such matter) consent to the action in writing
                transmission" (as defined in the Delaware Act) by       and the written consents are filed with the records of the
                a shareholder or by a person(s) authorized to act       meetings of shareholders. Such consents shall be treated for
                for a shareholder shall be deemed to be written         all purposes as a vote taken at a meeting of shareholders.
                and signed for purposes of this provision.




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
                BOARD OF TRUSTEES. The DE Declaration also authorizes   BOARD OF TRUSTEES. The MA By-Laws provide that any action
                the board of trustees or any committee of the board     required or permitted to be taken at any meeting of the
                of trustees, to the extent not inconsistent with the    trustees may taken by the trustees without a meeting if all
                1940 Act, to take action without a meeting and          the trustees consent to the action in writing and the
                without prior written notice if written consents        written consents are filed with the records of the trustees'
                setting forth the action taken are executed by          meetings. Such consents shall be treated as a vote for all
                trustees having the number of notes necessary to        purposes.
                take that action at a meeting at which the entire
                board of trustees or any committee thereof, as
                applicable, is present and voting.  A consent
                transmitted by "electronic transmission" (as
                defined in the Delaware Act) by a trustee shall be
                deemed to be written and signed for purposes of this
                provision.


REMOVAL OF      The governing instrument of a DST may contain           The Massachusetts Statute does not contain  specific
TRUSTEES        any provision relating to the removal of                provisions with respect to the removal of trustees of an
                trustees; provided however, that there shall            MBT.
                at all times be at least one trustee of the
                DST.
                                                                        The MA Declaration provides that any trustee may be removed
                Under the DE Declaration, any trustee may be            (i) with cause, by the action of two-thirds of the remaining
                removed, with or without cause, by the board of         trustees (provided the aggregate number of trsutees after
                trustees, by action of a majority of the trustees       such removal shall not be less than three); or (ii) by vote
                then in office, or by vote of the shareholders at       of holders of two-thirds of the outstanding shares of the
                any meeting called for that purpose.                    Trust, either by declaration in writing or at a meeting
                                                                        called for such purpose.


VACANCIES ON    The DE By-Laws provide that vacancies on the board      The MA Declaration provides that no vacancy shall
BOARD OF        may be filled by not less than a majority vote of       operate to annul the MA Declaration or to revoke
TRUSTEES        the trustee(s) then in office, regardless of the        any existing vacancy, including a vacancy existing
                number and even if less than a quorum and a             by reason of an increase in the number of trustees.
                shareholders' meeting shall be called to elect          Subject to the provisions of Section 16(a) of the
                trustees if required by the 1940 Act.                   1940 Act, the remaining trustees
                                                                        shall fill such vacancy by the appointment of such
                The DE By-Laws further provide that, in the event       other person as they in their discretion shall see
                all trustee offices become vacant, an authorized        fit, made by a written instrument signed by a
                officer of the investment adviser shall serve as        majority of the trustees then in office.  Any such
                the sole remaining trustee effective upon the           appointment shall not become effective, however,
                vacancy in office of the last trustee.  The DE          until the person named in the written instrument
                By-Laws also provide that, in such case, an             of appointment shall have accepted in writing such
                authorized officer of the investment adviser, as        appointment and agreed in writing to be bound by
                the sole remaining trustee, shall, as soon as           the terms of the MA Declaration.  An appointment
                practicable, fill all of the vacancies on the           of a trustee may be made in anticipation of a
                board; provided, however, that the percentage of        vacancy to occur at a later date by reason of
                trustees who are not interested persons of the          retirement, resignation or increase in the number
                Trust shall be no less than that permitted by the       of trustees, provided that such appointment shall
                1940 Act.  Upon the qualification of such               not become effective prior to such retirement,
                trustees, the authorized officer of the investment      resignation or increase in the number of
                adviser shall resign as trustee and a                   trustees.
                shareholders' meeting shall be called, as required
                by the 1940 Act, for the election of trustees.          The MA Declaration also provides that, whenever a
                                                                        vacancy in the number of trustees shall occur, until



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                                                                          such vacancy  is filled in the  manner provided in the
                                                                           MA Declaration, the trustees in office, regardless of
                                                                           their number, shall  have all the powers granted to
                                                                           the trustees and shall discharge all the duties imposed
                                                                           upon  the trustees by the MA Declaration.


SHAREHOLDER           Under the Delaware Act, except to the extent         The Massachusetts Statute does not include an
LIABILITY             otherwise provided in the governing instrument of    express provision relating to the limitation of
                      a DST, shareholders of a DST are entitled to the     liability of the beneficial owners of an MBT.
                      same limitation of personal liability extended to    Therefore, the owners of an MBT could potentially
                      shareholders of a private corporation organized      be liable for the obligations of the MBT,
                      for profit under the General Corporation Law of      notwithstanding any express provision in the
                      the State of Delaware (such shareholders are         governing instrument stating that the beneficial
                      generally not liable for the obligations of the      owners are not personally liable in connection
                      corporation).                                        with trust property or the acts, obligations or
                                                                           affairs of the MBT.

                                                                           The MA Declaration provides that no shareholder
                      The DE Declaration provides that shareholders are    shall be subject to any personal liability
                      entitled to the same limitation of personal          whatsoever to any person in connection with
                      liability as that extended to stockholders of        property of the Trust or the acts, obligations or
                      a private corporation organized for profit           affairs of the Trust.  The MA Declaration further
                      under the General Corporation Law of the State       provides that, if any shareholder, as such, is
                      of Delaware. However, the board of trustees          made a party to any suit or proceeding to enforce
                      may cause any shareholder to pay for charges of      any such liability of the Trust, he shall not, on
                      the trust's custodian or transfer, dividend          account thereof, be held to any personal
                      disbursing, shareholder servicing or similar         liability.  The Trust shall indemnify and hold
                      agent for services provided to such shareholder.     each shareholder harmless from and against all
                                                                           claims and liabilities, to which such shareholder
                                                                           may become subject by reason of his being or having
                                                                           been a shareholder, and shall reimburse such
                                                                           shareholder for all legal and other expenses reasonably
                                                                           incurred by him in connection with any such claim
                                                                           or liability, provided that any such expenses shall
                                                                           be paid solely out of the funds and property of the
                                                                           series of the Trust with respect to which such
                                                                           shareholder's shares are issued. The  MA Declaration
                                                                           also provides that the rights accruing to a
                                                                           shareholder described above shall not exclude any
                                                                           other right to which such shareholder may be lawfully
                                                                           entitled, nor shall anything therein contained
                                                                           restrict the  right of the Trust to indemnify or
                                                                           reimburse a shareholder in any appropriate situation
                                                                           even though not specifically provided for therein.

TRUSTEE/AGENT         Subject to the provisions in the governing           The Massachusetts Statute does not include an
LIABILITY             instrument, the Delaware Act provides that a         express provision limiting the liability of the
                      trustee or any other person appointed, elected or    trustees of an MBT. The trustees of an MBT could
                      engaged to manage the DST, when acting in such       potentially be held personally liable for the
                      capacity, will not be personally liable to any       obligations of the MBT.
                      person other than the DST or a shareholder of
                      the DST for any act, omission or obligation of
                      the DST or any trustee. To the extent that at
                      law or in equity, a trustee has duties (including



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                      fiduciary duties) and liabilities to the DST
                      and its shareholders, such duties and liabilities
                      may be expanded or restricted by the governing
                      instrument.

                      The DE Declaration provides that any person who is
                      or was a trustee, officer, employee or other agent   The MA Declaration provides that no trustee,
                      of the DE Trust or is or was serving at the          officer, employee or agent of the Trust shall be
                      request of the DE Trust as a trustee, director,      subject to any personal liability whatsoever to
                      officer, employee or other agent of another          any person, other than the Trust or its
                      corporation, partnership, joint venture, trust or    shareholders, in connection with the property or
                      other enterprise (an "Agent") will be liable to      the affairs of the Trust, save only that arising
                      the DE Trust and to any shareholder solely for       from bad faith, willful misfeasance, gross
                      such Agent's own willful misfeasance, bad faith,     negligence or reckless disregard for his duties to
                      gross negligence or reckless disregard of the        such person; and all such persons shall look
                      duties involved in the conduct of such Agent (such   solely to the property of the Trust for
                      conduct referred to as "Disqualifying Conduct"),     satisfaction of claims of any nature arising in
                      and for nothing else. Subject to the preceding       connection with the affairs of the Trust.  If any
                      sentence, Agents will not be liable for any act or   trustee, officer, employee or agent, as such, of
                      omission of any other Agent or any investment        the Trust is made a party to any suit or
                      adviser or principal underwriter of the Trust. No    proceeding to enforce any such liability, he shall
                      Agent, when acting in such capacity, shall be        not, on account thereof, be held to any personal
                      personally liable to any person (other than the      liability.
                      Trust or its shareholders as described above) for
                      any act, omission or obligation of the Trust or      The MA Declaration further provides that no
                      any trustee.                                         trustee, officer, employee or agent of the Trust
                                                                           shall be liable to the Trust, its shareholders, or to
                                                                           any shareholder, trustee, officer, employee, agent or
                                                                           service provider thereof for any action or failure
                                                                           to act (including without limitation the failure
                                                                           to compel in any way any former or acting trustee
                                                                           to redress any breach of trust) except for his own
                                                                           bad faith, willful misfeasance, gross negligence or
                                                                           reckless disregard of his duties.

INDEMNIFICATION       Subject to such standards and restrictions           Although the Massachusetts Statute is silent as
                      contained in the governing instrument of a           to  the indemnification of trustees, officers and
                      DST, the Delaware Act authorizes a DST to            shareholders, indemnification is expressly
                      indemnify and hold harmless any trustee,             provided for in the MA Declaration.
                      shareholder or other person from and
                      against any and all claims and demands.

                      Pursuant to the DE Declaration, the Trust will       The MA Declaration provides that every person who
                      indemnify any Agent who was or is a party or is      is, or has been, a trustee or officer of the Trust
                      threatened to be made a party to any proceeding by   shall be indemnified by the Trust to the fullest
                      reason of such Agent's capacity, against             extent permitted by law against all liability and
                      attorneys' fees and other certain expenses,          against all expenses reasonably incurred or paid
                      judgments, fines, settlements and other amounts      by him in connection with any claim, action, suit
                      incurred in connection with such proceeding if       or proceeding in which he becomes involved as a
                      such Agent acted in good faith or in the case of a   party or otherwise by virtue of his being or
                      criminal proceeding, had no reasonable cause to      having been a trustee or officer and against
                      believe such Agent's conduct was unlawful.           amounts paid or incurred by him in the settlement
                      However, there is no right to indemnification for    thereof.
                      any liability arising from the Agent's
                      Disqualifying Conduct. As to any matter for which    The MA Declaration further provides, however, that
                      such Agent is found to be liable in the              no indemnification shall be provided thereunder to
                      performance of such Agent's duty to the Trust or     a trustee or officer (i) against any liability to
                      its shareholders, indemnification will be made       the Trust or the shareholders by reason of a final
                      only to the extent that the court in which that      adjudication by the court or other body before



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                      action was brought determines that in view of all    which the proceeding was brought that he engaged
                      the circumstances of the case, the Agent was not     in willful misfeasance, bad faith, gross
                      liable by reason of such Agent's Disqualifying       negligence or reckless disregard of the duties
                      Conduct.  Note that the Securities Act of 1933, as   involved in the conduct of his office; (ii) with
                      amended, in the opinion of the U.S. Securities and   respect to any matter as to which he shall have
                      Exchange Commission ("SEC"), and the 1940 Act also   been finally adjudicated not to have acted in good
                      limit the ability of the DE Trust to indemnify an    faith in the reasonable belief that his action was
                      Agent.                                               in the best interest of the Trust; or (iii) in the
                                                                           event of a settlement or other disposition not
                      The DE Declaration provides that expenses incurred   involving a final adjudication as provided in (i)
                      by an Agent in defending any proceeding may be       above resulting in a payment by a trustee or
                      advanced by the DE Trust before the final            officer, unless there has been either a
                      disposition of the proceeding on receipt of an       determination that such trustee or officer did not
                      undertaking by or on behalf of the Agent to repay    engage in willful misfeasance, bad faith, gross
                      the amount of the advance if it is ultimately        negligence or reckless disregard of the duties
                      determined that the Agent is not entitled to         involved in the conduct of his office by a court
                      indemnification by the Trust.                        or other body approving the settlement or other
                                                                           disposition or based upon a review of readily available
                                                                           facts (as opposed to a full trial-type inquiry): (A) by
                                                                           vote of a majority of the Disinterested Trustees (as
                                                                           defined below) acting on the matter (provided that a
                                                                           majority of the Disinterested Trustees then in office
                                                                           act on the matter) or (B) by written opinion of
                                                                           independent legal counsel.

                                                                           The MA Declaration  provides that, to the extent
                                                                           permitted by law, the rights of indemnification
                                                                           therein provided may be insured against by policies
                                                                           maintained by the Trust, shall be severable, shall
                                                                           not affect any other rights to which any trustee or
                                                                           officer may now or hereafter be entitled, shall continue
                                                                           as to a person who has ceased to be such trustee or
                                                                           officer and shall inure to the benefit of the heirs,
                                                                           executors, administrators and assigns of suchperson.

                                                                           Expenses of preparation and presentation of a defense
                                                                           to any claim, action, suit or proceeding of the
                                                                           character described above may be advanced by the
                                                                           Trust prior to final disposition thereof upon receipt
                                                                           of an undertaking by or on behalf of the recipient to
                                                                           repay such amount if it is ultimately determined that
                                                                           he is not entitled to indemnification under the MA
                                                                           Declaration, provided that either (i) such undertaking
                                                                           is secured by a surety bond or some other appropriate
                                                                           security provided by the recipient or the Trust shall
                                                                           be insured against losses arising out of any such
                                                                           advances; or (ii) a majority of the Disinterested
                                                                           Trustees acting on the matter (provided that a
                                                                           majority of the Disinterested Trustees act on the
                                                                           matter) or an independent legal counsel in a written
                                                                           opinion shall determine, based upon a review of
                                                                           readily available facts (as opposed  to a full
                                                                           trial-type inquiry), that there is reason to
                                                                           believe that the recipient ultimately will be found



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
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
                                                                           entitled to indemnification.

                                                                           As used herein, a "Disinterested Trustee" is one who
                                                                           is not (i) an "Interested Person" of the Global
                                                                           Opportunities Trust (including anyone who has been
                                                                           exempted from being an "Interested Person" by any rule,
                                                                           regulation or order of the SEC), or (ii) involved
                                                                           in the claim, action, suit or proceeding.


INSURANCE             The Delaware Act is silent as to the right of a      The Massachusetts Statute does not contain
                      DST to purchase insurance on behalf of its           specific provisions with respect to the ability of
                      trustees or other persons.  However, as the policy   an MBT to obtain insurance on behalf of its
                      of the Delaware Act is to give maximum effect to     trustees or other persons.
                      the principle of freedom of contract and to the
                      enforceability of governing instruments, the DE      The MA Declaration provides that the trustees
                      Declaration authorizes the board of trustees, to     shall have the power, to the extent permitted by
                      the fullest extent permitted by applicable law, to   law, to purchase, and pay for out of the assets of
                      purchase with Trust assets, insurance for            the Trust, insurance policies insuring the
                      liability and for all expenses of an Agent in        shareholders, trustees, officers, employees,
                      connection with any proceeding in which such Agent   agents, investment advisers, administrators,
                      becomes involved by virtue of such Agent's           distributors, selected dealers or independent
                      actions, or omissions to act, in its capacity or     contractors of the Trust against all claims
                      former capacity with the Trust, whether or not the   arising by reason of holding any such position or
                      Trust would have the power to indemnify such Agent   by reason of any action taken or omitted by any
                      against such liability.                              such person in such capacity.

                                                                           The MA Declaration also specifically provides that,
                                                                           to the extent provided by law, the rights of
                                                                           indemnification provided for therein (as described
                                                                           above) may be insured against by policies
                                                                           maintained by the Trust.


SHAREHOLDER           Under the Delaware Act, except to the extent         The Massachusetts Statute does not contain specific
RIGHT OF              otherwise provided in the governing                  provisions relating to an MBT's shareholders'
INSPECTION            instrument and subject to reasonable standards       rights of inspection.
                      established by the trustees, each shareholder
                      has the right, upon reasonable demand for any
                      purpose reasonably related to the
                      shareholder's interest as a shareholder, to
                      obtain from the DST certain information
                      regarding the governance and affairs of the
                      DST.


                      To the extent permitted by Delaware law and the DE   The MA By-Laws provide that the trustees shall,
                      By-Laws, a shareholder, upon reasonable written      from time to time, determine whether and to what
                      demand to the Trust for any purpose reasonably       extent, and at what times and places, and under
                      related to such shareholder's interest as a          what conditions and regulations the accounts and
                      shareholder, may inspect certain information as to   books of the Trust or any of them shall be open to
                      the governance and affairs of the Trust during       the inspection of the shareholders; and that no
                      regular business hours.  However, reasonable         shareholder shall have any right of inspecting any
                      standards governing, without limitation, the         account or book or document of the Trust except as
                      information and documents to be furnished and the    conferred by law or authorized by the trustees or
                      time and location of furnishing the same, will be    by resolution of the shareholders.
                      established by the board or, in case the board
                      does not act, any officer to whom such power is




                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                      delegated in the DE By-Laws.  In addition, the DE
                      By-Laws also authorize the board or, in case the
                      board does not act, any officer to whom such power
                      is delegated in the DE By-Laws, to keep
                      confidential from shareholders for such period of
                      time as deemed reasonable any information that the
                      board or such officer, as applicable, reasonably
                      believes to be in the nature of trade secrets or
                      other information that the board or such officer,
                      as applicable, in good faith believes would not be
                      in the best interests of the De Trust to disclose
                      or that could damage the DE Trust or that the DE
                      Trust is required by law or by agreement with a
                      third party to keep confidential.

DERIVATIVE            Under the Delaware Act, a shareholder may bring a    The Massachusetts Statute does not contain
ACTIONS               derivative action if trustees with authority to do   specific provisions addressing derivative actions
                      so have refused to bring the action or if a demand   brought by shareholders of an MBT.
                      upon the trustees to bring the action is not
                      likely to succeed. A shareholder may bring a
                      derivative action only if the shareholder is a
                      shareholder at the time the action is brought and:
                      (i) was a shareholder at the time of the transaction
                      complained about, or (ii) acquired the status of
                      shareholder by operation of law or pursuant to the
                      governing instrument from a person who was a
                      shareholder at the time of the transaction. A
                      shareholder's right to bring a derivative action
                      may be subject to such additional standards and
                      restrictions, if any, as are set forth in the
                      governing instrument.

                      The DE Declaration provides that, subject to the     The MA Declaration contains a specific provision
                      requirements set forth in the Delaware Act, a        regarding shareholder voting regarding derivative
                      shareholder may bring a derivative action on         actions as described above.
                      behalf of the DE Trust only if the shareholder
                      first makes a pre-suit demand upon the board of
                      trustees to bring the subject action unless an
                      effort to cause the board of trustees to bring
                      such action is excused. A demand on the board of
                      trustees shall only be excused if a majority of
                      the board of trustees, or a majority of any
                      committee established to consider the merits of
                      such action, has a material personal financial
                      interest in the action at issue. A trustee shall
                      not be deemed to have a material personal
                      financial interest in an action or otherwise be
                      disqualified from ruling on a shareholder demand
                      by virtue of the fact that such trustee receives
                      remuneration from his or her service on the
                      board of trustees of the Trust or on the board of
                      trustees of one or more investment companies with
                      the same or an affiliated investment advisor or
                      underwriter.



                        DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT          The DE Trust, upon completion of the                  Trust is an open-end management investment company
INVESTMENT          Reorganization, will be an open-end management        registered under the 1940 Act (I.E., a management
COMPANY             investment company registered under the               investment company whose securities are redeemable).
CLASSIFICATION      1940 Act (I.E., a management investment company
                    whose securities are redeemable).







                                    EXHIBIT D

                       FUNDAMENTAL INVESTMENT RESTRICTIONS
                      PROPOSED TO BE AMENDED OR ELIMINATED



-------------------- ----------------------- ------------------------ --------------------------------------------------------
                       CURRENT INVESTMENT      CURRENT FUNDAMENTAL

    PROPOSAL OR       RESTRICTION NUMBER &         RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
   SUB-PROPOSAL             SUBJECT            THE TRUST MAY NOT:                       THE TRUST MAY NOT:
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3d           1.  (Real Estate)       Invest in real estate     Purchase or sell real estate unless acquired as a
                                             or mortgages on real     result of ownership of securities or other instruments
                                             estate (although the     and provided that this restriction does not prevent
                                             Trust may invest in      the Trust from (i) purchasing or selling securities
                                             marketable securities    secured by real estate or interests therein or
                                             secured by real estate   securities of issuers that invest, deal or otherwise
                                             or interests therein     engage in transactions in real estate or interests
                                             or issued by companies   therein, and (ii) making, purchasing or selling real
                                             or investment trusts     estate mortgage loans.
                                             which invest in real
                                             estate or interests
                                             therein).
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           1.  (Oil and Gas        Invest in interests      Proposed to be Eliminated.
                     Programs)               (other than debentures
                                             or equity stock
                                             interests) in oil, gas
                                             or other mineral
                                             exploration or
                                             development programs.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3e           1.  (Commodities)       Purchase or sell         Purchase or sell physical commodities, unless acquired
                                             commodity contracts      as a result of ownership of securities or other
                                             except stock index       instruments and provided that this restriction does
                                             futures contracts.       not prevent the Trust from engaging in transactions
                                                                      involving  currencies and futures contracts and
                                                                      options thereon or investing in securities or other
                                                                      instruments that are secured by physical commodities.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           1.  (Investment in      Invest in other          Proposed to be Eliminated.
                     Other Investment        open-end investment
                     Companies)              companies or, as an      Note: The Trust will still be subject to the
                                             operating policy         restrictions of section 12(d) of the 1940 Act, or any
                                             approved by the board    rules or exemptions or interpretations thereunder that
                                             of trustees, invest in   may be adopted, granted or issued by the SEC, which
                                             closed-end investment    restrict an investment company's investments in
                                             companies.               other investment companies.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           2.  (Management         Purchase or retain       Proposed to be Eliminated.
                     Ownership of            securities of any
                     Securities)             company in which
                                             trustees or officers
                                             of the Trust or of
                                             the manager,
                                             individually
                                             owning more than
                                             one-half of 1% of
                                             the securities of
                                             such company, in
                                             the aggregate own
                                             more than 5% of
                                             the securities of
                                             such company.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3h           3 and 4.                Invest more than 5% of   Purchase the securities of any one issuer (other than
                     (Diversification of     its total assets in      the U.S. government or any of its agencies or
                     Investments)            the securities of any    instrumentalities or securities of other investment
                                             one issuer (exclusive    companies, whether registered or excluded from
                                             of U.S. government       registration under Section 3(c) of the 1940 Act) if
                                             securities).             immediately after such investment (a) more than 5% of
                                                                      the value of the Trust's total assets would be
                                             Purchase more than 10%   invested in such issuer or (b) more than 10% of
                                             the of any class of      outstanding voting securities of such issuer would be
                                             securities of any one    owned by the Fund, except that up to 25% of the value
                                             company, including       of the Trust's total assets may be invested without
                                             more than 10% of its     regard to such 5% and 10% limitations.
                                             outstanding voting
                                             securities.
-------------------- ----------------------- ------------------------ --------------------------------------------------------





-------------------- ----------------------- ------------------------ --------------------------------------------------------
                       CURRENT INVESTMENT      CURRENT FUNDAMENTAL

    PROPOSAL OR       RESTRICTION NUMBER &         RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
   SUB-PROPOSAL             SUBJECT            THE TRUST MAY NOT:                       THE TRUST MAY NOT:
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        4           4.  (Control)           Invest in any company    Proposed to be Eliminated.
                                             for the purpose of
                                             exercising control or    Note:  The Trust will be subject to the fundamental
                                             management.              investment restriction on diversification of
                                                                      investments described in Sub-Proposal 3h above.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3b           5.  (Underwriting)       Act as an               Act as an underwriter except to the extent the Trust
                                              underwriter.            may be deemed to be an underwriter when disposing of
                                                                      securities it owns or when selling its own shares.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3f           5.  (Senior             Issue senior             Issue senior securities, except to the extent
                     Securities)             securities except as     permitted by the 1940 Act or any rules, exemptions or
                                             set forth in [current]
                                             interpretations
                                             thereunder that may
                                             be adopted, Fundamental
                                             Investment granted or
                                             issued by the SEC.
                                             Restriction 7 below
                                             (regarding
                                             borrowing, pledging,
                                             mortgaging or
                                             hypothecating assets).
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           5.  (Purchase           Purchase on margin or    Proposed to be Eliminated.
                     Securities on Margin    sell short (but the
                     and Short Sales)        Trust may make margin     Note:  The Trust will still be subject to the
                                             payments in connection   fundamental investment restriction on issuing senior
                                             with options on          securities described in Sub-Proposal 3f above.
                                             securities or
                                             securities indices,
                                             foreign currencies,
                                             futures contracts and
                                             related options, and
                                             forward contracts and
                                             related options).
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3c           6.  (Lending)           Loan money, apart from    Make loans to other persons except (a) through the
                                             the purchase of a        lending of its portfolio securities, (b) through the
                                             portion of an issue of   purchase of debt securities, loan participations
                                             publicly distributed     and/or engaging in direct corporate loans in
                                             bonds, debentures,       accordance with its investment objectives and
                                             notes and other          policies, and (c) to the extent the entry into a
                                             evidences of             repurchase agreement is deemed to be a loan.  The
                                             indebtedness, although   Trust may also make loans to other investment
                                             the Trust may enter      companies to the extent permitted by the 1940 Act or
                                             into repurchase          any rules, exemptions or interpretations thereunder
                                             agreements and lend      which may be adopted, granted or issued by the SEC.
                                             its portfolio
                                             securities.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3a           7.  (Borrowing)         Borrow money, except     Borrow money, except to the extent permitted by the
                                             that the Trust may       1940 Act, or any rules, exemptions or interpretations
                                             borrow money from        thereunder that may be adopted, granted or issued by
                                             banks in an amount not   the SEC.
                                             exceeding 10% of the
                                             value of the Trust's
                                             total assets (not
                                             including the
                                             amount borrowed).
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           7.  (Pledge, Mortgage   Pledge, mortgage or      Proposed to be Eliminated.
                     or Hypothecate Assets)  hypothecate its assets
                                             for any purpose, except
                                             to secure borrowing
                                             and then only to an
-------------------- ----------------------- ------------------------ --------------------------------------------------------




-------------------- ----------------------- ------------------------ --------------------------------------------------------
                       CURRENT INVESTMENT      CURRENT FUNDAMENTAL

    PROPOSAL OR       RESTRICTION NUMBER &         RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
   SUB-PROPOSAL             SUBJECT            THE TRUST MAY NOT:                       THE TRUST MAY NOT:
-------------------- ----------------------- ------------------------ --------------------------------------------------------
                                             extent not greater
                                             than 15% of the
                                             Trust's total assets.
                                             Arrangements with
                                             respect to margin for
                                             futures contracts,
                                             forward contracts and
                                             related options are not
                                             deemed to be a pledge
                                             of assets.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           8.  (Three Years of     Invest more than 5% of   Proposed to be Eliminated.
                     Continuous Operation)   the value of the
                                             Trust's total assets
                                             in securities of
                                             issuers which have
                                             been in continuous
                                             operation less than
                                             three years.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           9.  (Warrants)          Invest more than 5% of   Proposed to be Eliminated.
                                             the Trust's total
                                             assets in warrants,
                                             whether or not listed
                                             on the New York Stock
                                             Exchange or the
                                             American Stock
                                             Exchange (NYSE),
                                             including no more than
                                             2% of its total assets
                                             which may be invested
                                             in warrants that are
                                             not listed on those
                                             exchanges. Warrants
                                             acquired by the Trust
                                             in units or attached
                                             to securities are not
                                             included in this
                                             restriction.
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           10.  (Illiquid and      Invest more than 15%     Proposed to be Eliminated.
                     Restricted Securities)  of the Trust's total
                                             assets in securities     Note: The Board has adopted the non-fundamental
                                             of foreign issuers       Illiquid Securities Restriction, consistent with the
                                             that are not listed      SEC staff's current position on illiquid
                                             on a recognized U.S.     securities, which prohibits the Trust from investing
                                             or foreign securities    more than 15% of its net assets in illiquid securities.
                                             exchange, including no
                                             more than 10% of its
                                             total assets in
                                             restricted securities,
                                             securities that are
                                             not readily marketable,
                                             repurchase agreements
                                             having more than seven
                                             days to maturity, and
                                             over-the-counter
                                             options purchased by
                                             the Trust. Assets used
                                             as cover for over-the-
                                             counter options written
                                             by the Trust are
                                             considered not
                                             readily marketable.
-------------------- ----------------------- ------------------------ --------------------------------------------------------



-------------------- ----------------------- ------------------------ --------------------------------------------------------
                       CURRENT INVESTMENT      CURRENT FUNDAMENTAL

    PROPOSAL OR       RESTRICTION NUMBER &         RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
   SUB-PROPOSAL             SUBJECT            THE TRUST MAY NOT:                       THE TRUST MAY NOT:
-------------------- ----------------------- ------------------------ --------------------------------------------------------
        3g           11.  (Industry          Invest more than 25%     Invest more than 25% of the Trust's net assets in
                     Concentration)          of the Trust's total     securities of issuers in any one industry (other than
                                             assets in a single       securities issued or guaranteed by the U.S. government
                                             industry.                or any of its agencies or instrumentalities or
                                                                      securities of other investment companies).
-------------------- ----------------------- ------------------------ --------------------------------------------------------
         4           12.  (Joint Accounts)   Participate on a joint   Proposed to be Eliminated.
                                             or a joint and several
                                             basis in any trading
                                             account in securities.
                                             See "Portfolio
                                             Transactions" in the
                                             Trust's statement of
                                             additional information
                                             as to transactions in
                                             the same securities
                                             for the Trust, other
                                             clients and/or other
                                             mutual funds within
                                             Franklin Templeton
                                             Investments.)
-------------------- ----------------------- ------------------------ --------------------------------------------------------


(1) An "illiquid security" is one that cannot be sold by a fund within seven days for a price that approximates the value that the fund has placed on that security on its books.






                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY


                   PLEASE DETACH AT PERFORATION BEFORE MAILING



PROXY                                                                   PROXY




                    TEMPLETON GLOBAL OPPORTUNITIES TRUST
                     MEETING OF SHAREHOLDERS'- MAY 26, 2006

The  undersigned  hereby  revokes all  previous  proxies for his/her  shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Opportunities Trust (the "Trust") that the undersigned is entitled to vote at the Trust's Meeting of Shareholders' (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394at 12 Noon, Eastern time, on the 26th day of May 2006, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE) 2, 3 (INCLUDING 8 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                               VOTE VIA THE INTERNET: www.franklintempleton.com VOTE VIA THE TELEPHONE: 1-800/597-7836

                               -----------------------------------------------=

                               Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


                              -----------------------------------------------
                              SIGNATURE


                              -----------------------------------------------
                              SIGNATURE

                                                                       , 2006
                              -----------------------------------------------
                              DATED

                                                             YES      NO
I                             PLAN TO ATTEND THE MEETING.    [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)













                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY


                   PLEASE DETACH AT PERFORATION BEFORE MAILING






THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

Proposal 1 - To elect a Board of Trustees:


01 Harris J. Ashton             07 Frank A. Olson
02 Frank J. Crothers            08 Larry D. Thompson
03 S. Joseph Fortunato          09 Constantine D. Tseretopoulos
04 Edith E. Holiday             10 Robert E. Wade.
05 Gordon S. Macklin            11 Charles B. Johnson
06  David W. Niemiec            12 Rupert H. Johnson, Jr.


    FOR all nominees               WITHHOLD
    Listed (except as              AUTHORITY
   marked to the right)         to vote for all
                                nominees listed

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

------------------------------------------------------------------------------



Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - To approve amendments to certain of the Trust's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         3a. To amend the Trust's fundamental investment restriction regarding borrowing.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3b. To amend the Trust's fundamental investment restriction regarding underwriting.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3c. To amend the Trust's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3d. To amend the Trust's fundamental investment restriction regarding investment in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3e. To amend the Trust's fundamental investment restriction regarding investment in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3f. To amend the Trust's fundamental investment restriction regarding issuing senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3g. To amend the Trust's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3h. To amend the Trust's fundamental investment restrictions regarding diversification of investments.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 4 - To approve the elimination of certain of the Trust's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]


IMPORTANT:  PLEASE SIGN, DATE AND MAIL IN YOUR PROXY....TODAY